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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12
QUIDEL CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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QUIDEL CORPORATION
10165 McKellar Court
San Diego, CA 92121
(858) 552-1100

April 15, 2004

Dear Quidel Stockholder:

        You are cordially invited to attend the Annual Meeting of Stockholders which will be held on Wednesday, May 26, 2004, at 10:30 a.m., at the Del Mar Marriott Hotel, 11966 El Camino Real, San Diego, California 92130. At the Annual Meeting, you will be asked to consider and vote upon the election of six directors to the Board of Directors, the amendment of the Quidel 2001 Equity Incentive Plan, and such other matters as may properly come before the Annual Meeting.

        Enclosed are the Notice of the Annual Meeting, the Proxy Statement and accompanying proxy card, and a copy of our Annual Report to Stockholders.

        To assure your representation at the Annual Meeting, you are urged to vote on, date, sign and return the enclosed proxy card for which a prepaid, return envelope is provided. Your prompt response is helpful and appreciated.

        Our Board of Directors and the officers of the Company look forward to seeing you at the Annual Meeting.

Sincerely yours,

S. Wayne Kay
President and Chief Executive Officer

QUIDEL CORPORATION
10165 McKellar Court
San Diego, CA 92121
(858) 552-1100

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on May 26, 2004

Dear Quidel Stockholder:

        The Annual Meeting of Stockholders of Quidel Corporation will be held on Wednesday, May 26, 2004, at 10:30 a.m., at the Del Mar Marriott Hotel, located at 11966 El Camino Real, San Diego, California 92130, for the following purposes:

          1.     To elect six directors to serve on the Board of Directors for the ensuing year and until their successors are elected;

          2.     To approve the amendment of the Quidel Corporation 2001 Equity Incentive Plan to increase the number of shares available for issuance by 2,000,000 shares; and

          3.     To transact such other business as may properly be presented at the meeting or any adjournments or postponements of the meeting.

        Only stockholders of record at the close of business on March 31, 2004 are entitled to receive notice of and to vote at the meeting and any adjournment of the meeting.

        The Board of Directors of Quidel Corporation unanimously recommends that the stockholders vote FOR the six nominees for the Board of Directors named in the accompanying Proxy Statement, and vote FOR the amendment of the 2001 Equity Incentive Plan to increase the number of shares available for issuance by 2,000,000 shares.

        All stockholders are cordially invited to attend the meeting. You are urged to sign, date and otherwise complete the enclosed proxy card and return it promptly in the enclosed envelope whether or not you plan to attend the meeting. If you attend the meeting and wish to do so, you may vote your shares in person even if you have signed and returned your proxy card.

                      By Order of the Board of Directors,

                      S. Wayne Kay
                      President and Chief Executive Officer

San Diego, California
April 15, 2004

QUIDEL CORPORATION
10165 McKellar Court
San Diego, California 92121
(858) 552-1100

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

MAY 26, 2004

        This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Quidel Corporation, a Delaware corporation, for use at the 2004 Annual Meeting of Stockholders to be held on Wednesday, May 26, 2004, at 10:30 a.m., at the Del Mar Marriott Hotel, located at 11966 El Camino Real, San Diego, California 92130, and at any and all adjournments and postponements of the meeting. This Proxy Statement and the accompanying proxy card will first be mailed to stockholders on or about April 20, 2004.

        We will pay the expenses in connection with this solicitation. We and our employees will solicit proxies by mail, in person, by telephone, facsimile or other electronic means and will not receive any additional compensation for such solicitations. In addition, we have engaged InvestorCom, Inc. to aid in the solicitation of proxies to be voted at the Annual Meeting at an estimated cost of $5,000 plus out-of-pocket expenses. We will also pay brokers or other persons holding stock in their name or the names of their nominees for the expenses of forwarding soliciting material to their principals.

VOTING

        The close of business on March 31, 2004 has been fixed as the record date (the "Record Date") for determining which stockholders are entitled to notice of and to vote at the meeting. On the Record Date, 31,497,272 shares of our voting common stock were outstanding. Each share of common stock is entitled to one vote on any matter that may be presented for consideration and action by the stockholders at the meeting. A quorum is required to transact business at the meeting. The holders of a majority of the outstanding shares of common stock on the Record Date and entitled to be voted at the meeting, present in person or by proxy, will constitute a quorum for the transaction of business at the meeting and any adjournments and postponements of the meeting. Abstentions and broker non-votes are counted for the purpose of determining the presence or absence of a quorum for the transaction of business. With regard to the election of directors, votes may be cast in favor of a director nominee or withheld. Because directors are elected by plurality, abstentions from voting and broker non-votes will be entirely excluded from the vote and will have no effect on its outcome. If a quorum is present at the meeting, the nominees receiving the greatest number of votes (up to six directors) will be elected. For proposals other than the election of directors, the affirmative vote of a majority of the shares present or represented by proxy and entitled to vote at the meeting is required for approval. With regard to these proposals, abstentions will be counted in tabulations of the votes cast on a proposal presented to stockholders and will have the same effect as a vote against the proposal, whereas broker non-votes will not be counted for purposes of determining whether a proposal has been approved.

        Unless otherwise designated, each proxy submitted by a stockholder will be voted:

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  FOR the six nominees for election as directors named below.

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  FOR the approval of the amendment of the 2001 Equity Incentive Plan to increase the number of shares available for issuance by 2,000,000 shares.

        Where a stockholder has directed how his or her proxy is to be voted, it will be voted according to the stockholder's directions. Any stockholder has the power to revoke his or her proxy at any time before it is voted at the meeting by submitting a written notice of revocation to the Secretary of Quidel or by timely filing a duly executed proxy bearing a later date. The proxy will not be voted if the stockholder who executed it is present at the meeting and elects to vote in person the shares represented by the proxy. Attendance at the meeting will not by itself revoke a proxy.

PROPOSAL 1
ELECTION OF DIRECTORS

Nominees for Election

        Our directors are elected at each annual meeting of stockholders. At the meeting, six directors will be elected to serve until the next annual meeting of stockholders and until their successors are elected and qualified. The nominees receiving the greatest number of votes (up to six directors) at the meeting, will be elected. Our Board of Directors recommends that the stockholders vote FOR the six nominees named below for the Board of Directors.

        Each of the nominees set forth below for election as a director is an incumbent director, with the exception of Dr. Douglas S. Harrington. Each of the nominees has consented to serve as a director if elected. Unless authority to vote for any director nominee is withheld in a proxy, it is intended that each proxy will be voted FOR the nominee. If any of the nominees for director should before the meeting become unable to serve if elected, it is intended that shares represented by proxies will be voted for such substitute nominees, if any, as may be recommended by our existing Board of Directors, unless other directions are given in the proxies.

Name of Nominee(1)	Age	Principal Occupation	Director Since
Thomas A. Glaze	56	Vice Chairman of the Board, Palingen, Inc.	1979
Douglas S. Harrington, M.D.	51	Chief Executive Officer and Laboratory Director, Specialty Laboratories, Inc.	—
S. Wayne Kay	53	President and Chief Executive Officer, Quidel Corporation	2001
Mary Lake Polan, M.D., Ph.D, M.P.H.	60	Professor and Chair, Department of Gynecology and Obstetrics, Stanford University School of Medicine	1993
Mark A. Pulido	51	Retired	2002
Faye Wattleton	60	President, Center for Gender Equality	1994

(1)
André de Bruin, who has been a member of the Board of Directors since 1997, has notified us that for personal reasons he desires to retire from the Board.

Biographical Information

        THOMAS A. GLAZE, a co-founder of Quidel, has been a director since April 1979 and was appointed Chairman of the Board in December 1980, a position he held until April 1992. Mr. Glaze served as President of Monoclonal Antibodies, Inc., the predecessor of the Company, from April 1979 to April 1988 and Chief Executive Officer from April 1988 to January 1991. Mr. Glaze is currently Vice

Chairman of Palingen, Inc., a privately held company engaged in the development of therapeutics for cancer, and served as Palingen's President and CEO from May 2003 to April 2004. Mr. Glaze was the founder and CEO, as well as a director of Metabolex, Inc., a privately held company founded to develop therapeutics for diabetes and related metabolic diseases from 1991 to 1993. In addition, Mr. Glaze serves as a director of Fluitek Corporation, a distributor of industrial fluid filter elements, ES Cell International Pte Ltd., a privately held company engaged in embryonic stem cell research, and Leptogen, Inc., a privately held company engaged in research in metabolic diseases.

        DOUGLAS S. HARRINGTON, M.D. has served as Chief Executive Officer and Laboratory Director of Specialty Laboratories, Inc., a laboratory services provider, since April 2002 and has been a Director of Specialty Laboratories, Inc. since October 1996. Dr. Harrington has been a director of ChromaVision Medical Systems, a medical device imaging company, since 1996, and served as its chief executive officer from 1996 to 2000. Dr Harrington was Chairman of the Board of ChromaVision Medical Systems from 2000 to 2002. Prior to ChromaVision Medical Systems, Dr. Harrington served as president of Nichols Institute, a publicly traded specialized laboratory services company, from 1992 to 1995. Prior to 1992, Dr. Harrington held various other executive positions at Nichols Institute including Laboratory Director and Vice President of Operations. Dr. Harrington is a clinical professor of pathology and laboratory medicine at the University of Southern California and has authored more than 90 peer-reviewed publications. He received his B.A. in molecular biology and M.D. from the University of Colorado health science center in 1978 and is board certified in anatomic and clinical pathology and hematology.

        S. WAYNE KAY was elected to our Board of Directors on May 23, 2001 and became our Chief Executive Officer on August 8, 2001. Mr. Kay also served as our President and Chief Operating Officer since January 1, 2001. Prior to joining us, Mr. Kay served as Senior Vice President of Neoforma.com, a health care e-commerce company, since December 13, 1999. From 1994 to 1999, Mr. Kay served as President and Chief Executive Officer of the Health Industry Distributors Association, the healthcare industry's wholesale/distributor business trade association. Mr. Kay served as President and Chief Executive Officer of Enzymatics, Inc., an early-stage medical diagnostic device company, from 1989 to 1994. Additionally, Mr. Kay worked at SmithKline Beecham, a leading worldwide diagnostic and pharmaceutical company, from 1973 through 1989, where he became the President of SmithKline Diagnostics, SmithKline Beecham's point-of-care diagnostics division.

        MARY LAKE POLAN, M.D., Ph.D., M.P.H. has served as the Chair of the Department of Gynecology and Obstetrics at Stanford University School of Medicine since 1990. Dr. Polan received a Bachelor of Science Degree from Connecticut College, a Ph.D. in Molecular Biophysics and Biochemistry, an M.D. from Yale University School of Medicine and her Masters in Public Health from the University of California, Berkeley. Dr. Polan remained at Yale New Haven Hospital for her residency in Obstetrics and Gynecology, followed by a Reproductive Endocrine Fellowship. Dr. Polan was on the faculty at Yale University until 1990, when she joined Stanford University. Dr. Polan is a practicing clinical Reproductive Endocrinologist with a research interest in ovarian function and granulosa cell steroidogenesis. More recently, Dr. Polan's interests have been in the interaction between the immune and endocrine systems; the role of monokines in reproductive events and gene expression in stress urinary incontinence. Dr. Polan also serves on the Board of Directors of Wyeth, a research oriented pharmaceutical company. Dr. Polan previously served on the Board of Directors of Metra Biosystems, Inc., a publicly held diagnostics company, until it was acquired by us in July 1999.

        MARK A. PULIDO had a 25-year career in the healthcare industry which includes Fortune 50 company experience. Prior to his retirement in June 2002, Mr. Pulido served as the Chairman of the Board of BenefitPoint, Inc., an employee benefits technology company, where he also served as its President and Chief Executive Officer. From May 1996 to July 1999, Mr. Pulido was President and Chief Executive Officer of McKesson Corporation, a healthcare services and information technology company. Previously, Mr. Pulido served as President and Chief Executive Officer of Sandoz

Pharmaceuticals Corporation (now Novartis), a research based pharmaceutical manufacturer, and Redline Healthcare Corporation, a medical surgical distribution company, during the period from January 1990 to April 1996. Mr. Pulido currently serves on the Board of Directors of Sunrise Medical, Inc., a home medical equipment manufacturer, and previously served on the Board of Directors of the Charles Schwab Corporation, a financial services company, Imation Corporation, a technology company and McKesson Corporation.

        FAYE WATTLETON has over 25 years of experience as a leader and administrator in the fields of women's health and reproductive rights. From 1978 to 1992, she served as the President of the Planned Parenthood Federation of America. Since 1995, she has been President of the Center for The Advancement of Women (formerly the Center for Gender Equality), a research and education institution, and since 1985, President of Mefel Associates, a management consulting firm. She was inducted into the National Women's Hall of Fame in 1993. Ms. Wattleton received her Bachelor of Science Degree in nursing from Ohio State University and her Master of Science Degree from Columbia University in midwifery and maternal and infant health. She is the holder of 12 honorary doctorates. She presently serves on the Board of Directors of Well Choice, Inc., Savient Pharmaceutical, Inc., and is a trustee of Columbia University.

Vote Required and Board Recommendation

        The nominees for election as directors will be elected by a plurality of the votes of the shares present in person or represented by proxy and entitled to vote at the annual meeting.

        Our Board of Directors recommends that you vote FOR each named nominee in Proposal 1.

PROPOSAL 2
AMENDMENT TO THE 2001 EQUITY INCENTIVE PLAN
TO INCREASE AUTHORIZED SHARES

General

        In 2001, our Board of Directors authorized the adoption of, and our stockholders approved, the Quidel Corporation 2001 Equity Incentive Plan (the "2001 Plan"). As of April 8, 2004, 183,145 shares had been issued under the 2001 Plan, 1,929,327 shares underlying outstanding options had been awarded and 587,528 shares were available for future issuance under the 2001 Plan. Because we rely heavily upon equity compensation to recruit, retain, motivate and reward our employees, management, directors and other qualified persons, and to align their interests with the interests of our stockholders, in March 2004, our Board of Directors unanimously adopted, subject to stockholder approval, the amendment of the 2001 Plan to increase the number of shares available for issuance under the 2001 Plan from 2,700,000 to 4,700,000. By approving Proposal 2, the stockholders will enable us to continue to use the 2001 Plan for its intended purposes. If our stockholders approve Proposal 2, an additional 2,000,000 shares of our common stock will be reserved for issuance under the 2001 Plan.

Summary of the 2001 Plan

        The following summary of the 2001 Plan as proposed to be amended, is qualified in its entirety by the terms of the 2001 Plan, a copy of which, as proposed to be amended, is attached hereto as Appendix A.

        Purpose.    The purpose of the 2001 Plan is to promote our and our stockholders' interests by using investment interests in us to attract, retain and motivate our directors, management, employees and other persons, to encourage and reward their contributions to our performance and to align their interests with the interests of our stockholders.

        Administration, Amendment and Termination.    The 2001 Plan is currently administered by the Compensation Committee of our Board of Directors. The administrator has the power to:

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  select the eligible persons to whom, and the times at which, awards will be granted, the nature of each award and the terms and conditions of each award;

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  interpret the 2001 Plan and the rights of recipients of awards granted under the 2001 Plan;

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  discontinue, suspend or amend the 2001 Plan in any manner, subject to stockholder approval only where such approval is required by applicable law, rule or regulation;

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  accelerate or extend the vesting or exercise period of any award, and make such other modifications in the terms and conditions of an award as it deems advisable; provided, however, that the administrator may not reduce the exercise price of a stock option (either by the cancellation and regranting of the stock option or by amendment to the stock option) without stockholder approval; and

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  change the number of shares or vesting periods associated with non-employee director options, and suspend and reactivate the plan provisions regarding automatic grants of non-employee director options.

        The 2001 Plan, as amended from time to time, shall, in the discretion of the administrator, apply to and govern awards granted under the 2001 Plan prior to the date of such amendment; provided, that the consent of an award holder is required if such amendment would alter, terminate, impair or adversely affect the award or cause the award to cease to qualify as an incentive stock option. Awards may be granted under the 2001 Plan until March 29, 2011, unless earlier terminated.

        Securities Subject to the 2001 Equity Incentive Plan.    Currently a total of 2,700,000 shares of common stock may be issued under the 2001 Plan. We may issue common stock under the plan from authorized but unissued shares of common stock or from previously issued shares of common stock we reacquired, including shares purchased on the open market. For purposes of calculating the aggregate number of shares issued under the 2001 Plan, we will count only the number of shares actually issued upon exercise or settlement of an award and not returned to us upon expiration, termination or cancellation of any awards. However, if an award holder pays the exercise price or withholding taxes relating to an award with shares of our common stock, or if we withhold shares in satisfaction of the exercise price or withholding taxes payment, then we will reduce the number of shares of common stock available for issuance under the 2001 Plan by the gross number of shares for which the award is exercised or for which it vests, as applicable.

        The administrator may appropriately adjust the maximum number and kind of shares subject to the 2001 Plan, the number and kind of shares or other securities subject to the then outstanding awards, the price for each share or other unit of any other securities subject to the then outstanding awards, and/or the number and kind of shares or other securities to be issued as non-employee director options if our common stock is affected through any of the following:

• merger;	• combination;
• consolidation;	• stock dividend;
• sale or exchange of assets;	• stock split;
• recapitalization;	• reverse stock split;
• reclassification;	• spin off, or similar transaction.

        Awards Under the 2001 Plan.    We may grant the following types of awards under the 2001 Plan:

• stock options;	• stock bonuses;
• performance awards;	• stock sales;
• restricted stock;	• phantom stock;
• stock appreciation rights;	• dividend equivalents; and
• stock payments;	• other stock based benefits.

        Stock options granted under the 2001 Plan may be incentive stock options intended to qualify under the provisions of Section 422 of the Internal Revenue Code or non-qualified stock options that do not so qualify. However, the aggregate fair market value of stock with respect to which any employee's incentive stock options first become exercisable during any calendar year (under all our plans and any subsidiary corporation) may not exceed $100,000 (as determined on the grant date), and may be further limited by other requirements in the Internal Revenue Code. If this limitation is exceeded, the excess incentive stock options will be treated as non-qualified stock options.

        Eligibility.    Our directors, officers, employees, consultants and advisors and those of our affiliated entities are eligible to receive awards under the 2001 Plan, except that only non-employee directors may receive "non-employee director options," as described below. As of April 8, 2004, 261 persons were eligible for selection to receive awards under the 2001 Plan, consisting of: 253 employees other than executive officers, four executive officers and four non-employee directors.

        Terms and Conditions of Non-Employee Director Options Under the 2001 Plan.    Under the 2001 Plan, immediately following each annual meeting of stockholders, each non-employee director who has served as a director since his or her election or appointment and has been re-elected as a director at such annual meeting automatically receives an option to purchase up to 10,000 shares of common stock. In addition, each non-employee director who is appointed or elected other than at an annual meeting of stockholders (whether by replacing a director who retires, resigns or otherwise terminates his or her service as a director prior to the expiration of his or her term or otherwise) automatically receives an option to purchase shares of our common stock as of the date of such appointment or election, consisting of a number of shares of common stock determined by multiplying 10,000 by a faction, the numerator of which is the number of days from the date of grant to the date of the next scheduled annual meeting of stockholders and the denominator of which is 365 (exclusive of fractional shares). The automatic non-employee director option grants vest and become exercisable 100% on the day prior to the date of the next annual meeting of stockholders following the grant date, provided, that the recipient has remained a director for the entire period from the date of grant to such vesting date.

        All non-employee director options under the 2001 Plan have a term of 10 years and an exercise price equal to the fair market value on the date of grant. If a recipient of a non-employee director option ceases to be our director, all non-employee director options granted to the recipient are exercisable, only to the extent already exercisable at the date the director ceases to be a director, for a period of 365 days after that date (or, if sooner, until the expiration of the option according to its terms), and will then terminate.

        In addition to these automatic non-employee director options, non-employee directors are eligible to receive certain general grants of awards under the plan, including non-qualified stock options other than non-employee director options, at the discretion of the administrator. To the extent not inconsistent with the provisions of the 2001 Plan governing non-employee director options, the terms of general awards under the 2001 Plan apply to non-employee director options.

        Terms and Conditions of Other Awards Under the 2001 Plan.    The administrator will select the recipients of awards granted under the 2001 Plan from the pool of eligible persons and will set the terms of the awards.

        Award Pricing.    The administrator will determine the exercise or purchase price of awards (other than non-employee director options) granted under the 2001 Plan. The exercise price for an incentive stock option must comply with the provisions of Section 422 of the Internal Revenue Code. Section 422 currently provides that the exercise price must not be less than the fair market value of our common stock on the date of grant and not less than 110% of the fair market value as of the date of grant in the case of a grant to a person owning more than 10% of the total combined voting power of all classes of our stock or subsidiary corporation. On April 8, 2004, the closing price of our common stock on The Nasdaq National Market was $7.22 per share.

        Award Vesting and Term.    The administrator will determine the date or dates on which awards (other than non-employee director options) granted under the 2001 Plan vest and become exercisable. In addition, the term for an incentive stock option must comply with the provisions of Section 422 of the Internal Revenue Code. Section 422 currently provides that the incentive stock option may not be exercisable after the expiration of ten years from the date of grant, or five years in the case of an incentive stock option granted to a person owning more than 10% of the total combined voting power of all classes of our stock or any subsidiary corporation.

        Awards granted under the 2001 Plan may be exercised at any time after they vest and before the expiration date determined by the administrator, provided that an award is generally exercisable following an award holder's termination of employment only to the extent that the award had become exercisable on or before the date of termination and to the extent that the award is not forfeited under the terms of the 2001 Plan. Furthermore, in the absence of a specific agreement to the contrary, stock options will generally expire and become unexercisable immediately upon termination of the recipient's employment with us for just cause (as defined in the 2001 Plan); 90 days after termination of the recipient's employment with us for any reason other than just cause, death or permanent disability; or one year after termination of the recipient's employment with us due to death or permanent disability, unless the term of the options provides for an earlier expiration.

        Other Award Provisions.    The administrator will determine any applicable performance criteria, restrictions or conditions of any award.

        Award Payments.    A holder of an award may pay cash or any other consideration deemed acceptable by the administrator to pay the exercise price for the award. We may extend or arrange for the extension of credit to any award holder to finance the award holder's purchase of shares upon exercise of the holder's award on terms approved by the administrator, subject to restrictions under applicable laws and regulations, or allow exercise in a broker's transaction in which the exercise price will not be received until after exercise and subsequent sale of the underlying common stock. The administrator may, in its discretion, allow an award holder to pay the exercise price for an award by delivering our common stock.

        Non-Assignability of Awards.    Awards are generally not transferable by the recipient during the life of the recipient. Awards are generally exercisable during the life of a recipient only by the recipient.

        Awards Documentation.    An agreement duly executed on our behalf by the recipient or a confirming memorandum issued by us to the recipient, setting forth such terms and conditions applicable to the award, will evidence awards granted under the 2001 Plan.

        Rights With Respect to Common Stock.    No recipient of an award under the 2001 Plan or other person will have any right, title or interest in or to any shares of common stock subject to any award or any rights as a stockholder unless the award is duly exercised pursuant to the terms of the 2001 Plan and the shares of common stock are issued to the recipient upon exercise of the award.

        Plan Provisions Regarding Changes in Control.    As of the effective time and date of any change in control (as defined in the 2001 Plan), the 2001 Plan and any of the then outstanding awards (whether or not vested) will automatically terminate unless:

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  provision is made in writing in connection with such transaction for the continuance of the 2001 Plan and for the assumption of such awards, or for the substitution for such awards of new awards covering the securities of a successor entity or an affiliate thereof with appropriate adjustments as to the number and kind of securities and exercise prices, in which event the 2001 Plan and such outstanding awards will continue or be replaced, as the case may be, in the manner and under the terms so provided; or

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  our Board of Directors otherwise provides in writing for such adjustments as it deems appropriate in the terms and conditions of the then outstanding awards (whether or not vested), including without limitation accelerating the vesting of outstanding awards and/or providing for the cancellation of awards and their automatic conversion into the right to receive the securities, cash or other consideration that a holder of the shares underlying such awards would have been entitled to receive upon consummation of such change in control had such shares been issued and outstanding immediately prior to the effective date and time of the change in control (net of the appropriate option exercise prices).

        If, pursuant to these provisions, the 2001 Plan and the awards terminate by reason of the occurrence of a change in control without provision for any of the actions described in the paragraph above, then any recipient holding outstanding awards will have the right, at such time immediately prior to the consummation of the change in control as our Board of Directors will designate, to exercise the recipient's awards to the full extent not theretofore exercised, including any installments which have not yet become vested.

        Plan Provisions Regarding Section 162(m) the Internal Revenue Code.    In general, Section 162(m) of the Internal Revenue Code imposes a $1,000,000 limit on the amount of compensation that we may deduct in any tax year with respect to each of our Chief Executive Officer and our other four most highly compensated officers, including any compensation relating to an award under the 2001 Plan. To prevent compensation relating to an award under the 2001 Plan from being subject to the $1,000,000 limit of Internal Revenue Code Section 162(m), the 2001 Plan provides that no employee will be granted any awards with respect to more than 1,800,000 shares of common stock in any one calendar year; provided, however, that this limitation will not apply if it is not required in order for the compensation attributable to such awards to qualify as performance-based compensation as described in Section 162(m) of the Internal Revenue Code and the regulations issued thereunder.

        Furthermore, if it is intended that an award qualify as performance-based compensation as described in Section 162(m) of the Internal Revenue Code and the regulations thereunder, and the amount of compensation an eligible person could receive under the award is based solely on an increase in value of the underlying stock after the date of the grant or award, then the payment of any dividend equivalents related to the award will not be made contingent on the exercise of the award.

        Finally, if Internal Revenue Code Section 162(m) would otherwise apply and if the amount of compensation an eligible person would receive under an award is not based solely on an increase in the value of our underlying common stock after the date of grant or award, the administrator can condition the grant, vesting, or exercisability of such an award on the attainment of a preestablished objective performance goal. For this purpose, a preestablished objective performance goal may include one or more of the following performance criteria:

•	cash flow;	•	income or net income;
•	earnings per share, including earnings before interest, taxes and amortization;	•	operating income or net operating income;
•	return on equity;	•	operating margin;
•	total stockholder return;	•	return on operating revenue; and/or
•	return on capital;	•	any similar performance criteria.
•	return on assets or net assets;

        The maximum amount payable pursuant to that portion of a performance award under the plan granted for any calendar year to any eligible person that is intended to satisfy the requirements for performance-based compensation under Internal Revenue Code Section 162(m) and the regulations thereunder can not exceed $1,000,000.

Tax Information

        The following summary of certain federal income tax consequences of the receipt and exercise of awards granted by us is based upon the laws and regulations in effect as of the date of this proxy statement and does not purport to be a complete statement of the law in this area. Furthermore, the discussion below does not address the tax consequences of the receipt and exercise of awards under foreign, state and local tax laws, and such tax laws may not correspond to the federal income tax treatment described herein. The exact federal income tax treatment of transactions under the 2001 Plan will vary depending upon the specific facts and circumstances involved.

        Incentive Stock Options.    Except as discussed below, under federal income tax law, a recipient of an incentive stock option generally will not owe tax on the grant or the exercise of the option if the recipient exercises the option while the recipient is our employee (or an employee of any parent or subsidiary corporation) or within three months following termination of the recipient's employment (or within one year, if termination was due to a permanent and total disability).

        If the recipient of the incentive stock option sells the shares acquired upon the exercise of the option at any time within one year after the date we issue the shares to the recipient or within two years after the date we grant the incentive stock option to the recipient, then:

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  if the recipient's sales price exceeds the purchase price paid for the shares upon exercise of the incentive stock option, the recipient will recognize capital gain equal to the excess, if any, of the sales price over the fair market value of the shares on the date of exercise, and will recognize ordinary income equal to the excess, if any, of the lesser of the sales price or the fair market value of the shares on the date of exercise over the purchase price paid for the shares upon exercise of the incentive stock option; or

  •
  if the recipient's sales price is less than the purchase price paid for the shares upon exercise of the incentive stock option, the recipient will recognize a capital loss equal to the excess of the purchase price paid for the shares upon exercise of the incentive stock option over the sales price of the shares.

        If the recipient sells shares acquired upon exercise of an incentive stock option at any time after the recipient has held the shares for at least one year after the date we issue the shares to the recipient pursuant to the recipient's exercise of the incentive stock option and at least two years after the date we grant the recipient the incentive stock option, then the recipient will recognize capital gain or loss equal to the difference between the sales price and the purchase price paid for the shares upon exercise of the incentive stock option.

        The amount by which the fair market value of shares the recipient acquires upon exercise of an incentive stock option (determined as of the date of exercise) exceeds the purchase price paid for the shares upon exercise of the incentive stock option will be included as a positive adjustment in the calculation of the recipient's alternative minimum taxable income in the year of exercise.

        In the case of an early disposition of shares by a recipient that results in the recognition of ordinary income, we will be entitled to a deduction equal to the amount of such ordinary income. If the recipient holds the shares for the requisite period described above and therefore solely recognizes capital gain upon the sale of such shares, we are not entitled to any deduction.

        Non-qualified Stock Options.    Our grant of a non-qualified stock option to a recipient is generally not a taxable event for the recipient. Upon the exercise of a non-qualified stock option, the recipient will generally recognize ordinary income equal to the excess of the fair market value of the shares the recipient acquires upon exercise (determined as of the date of exercise) over the purchase price paid for the shares upon exercise of the non-qualified stock option. we generally will be entitled to deduct as a compensation expense the amount of such ordinary income. Provided the shares are held as a capital asset, the recipient's subsequent sale of the shares generally will give rise to capital gain or loss equal to the difference between the sale price and the sum of the purchase price paid for the shares plus the ordinary income recognized with respect to the shares, and such capital gain or loss will be taxable as long term or short term capital gain or loss depending upon the recipient's holding period after exercise.

        Stock Appreciation Rights and Phantom Stock.    Generally, the holder of a stock appreciation right or phantom stock award will recognize ordinary income equal to the value we pay (whether in cash, stock or a combination thereof) under either arrangement on the date the holder receives payment. If we place a limit on the amount that will be payable under a stock appreciation right, the holder may recognize ordinary income equal to the value of the holder's right under the stock appreciation right at the time the value of such right equals such limit and the stock appreciation right is exercisable. We will generally be entitled to a deduction in an amount equal to the ordinary income recognized by the holder.

        Stock Purchase Rights—Restricted Stock.    Under the 2001 Plan, we are authorized to grant rights to purchase our restricted common stock subject to a right to repurchase such stock at the price paid by the participant if the participant's employment relationship with us terminates prior to the lapse of such repurchase right. In general, there will be no tax consequences to a participant upon the grant of a right to purchase such restricted stock or upon purchase of such restricted stock. Instead, the participant will be taxed at ordinary income rates at the time our repurchase rights expire or are removed on an amount equal to the excess of the fair market value of the stock at that time over the amount the participant paid to acquire such stock. A participant who acquires restricted stock, however, may make an election under Section 83(b) of the Internal Revenue Code with respect to such stock. If such an election is made within 30 days after the participant's acquisition of the stock, the participant is taxed at ordinary income rates in the year in which the participant acquires the restricted stock. The ordinary income the participant must recognize is equal to the excess of the fair market value of the stock at the time of the participant's acquisition of the stock (determined without regard to the restrictions) over the amount that the participant paid to acquire such stock. If a participant makes a timely election under Section 83(b) of the Internal Revenue Code with respect to restricted stock, the participant generally will not be required to report any additional income with respect to such restricted stock until he or she disposes of such stock, at which time he or she will generally recognize capital gain or loss (provided the shares are held as a capital asset) equal to the difference between the sales price and the fair market value of the stock at the time or the participant's acquisition of the stock (determined without regard to restrictions. In the event that a participant forfeits (as a result of our repurchase) restricted stock with respect to which an election under Section 83(b) of the Internal Revenue Code has been made, the participant ordinarily will not be entitled to recognize any loss for federal income tax purposes (except to the extent the amount realized by the participant at the time of such forfeiture is less than the participant's purchase price for such stock). We generally will be entitled to a deduction equal to the amount of ordinary income (if any) recognized by a participant.

        Other Awards.    In addition to the types of awards described above, the 2001 Plan authorizes certain other awards that may include payments in cash, our common stock, or a combination of cash and common stock. The tax consequences of such awards will depend upon the specific terms of such awards. Generally, however, a participant who receives an award payable in cash will recognize ordinary income, and we will be entitled to a deduction, with respect to such award at the earliest time at which the participant has an unrestricted right to receive the amount of the cash payment. In general, the sale or grant of stock to a participant under the 2001 Plan will be a taxable event at the time of the sale or grant if such stock at that time is not subject to a substantial risk of forfeiture or is transferable within the meaning of Section 83 of the Internal Revenue Code in the hands of the participant. For such purposes, stock is ordinarily considered to be transferable if it can be transferred to another person who takes the stock free of any substantial risk of forfeiture. In such case, the participant will recognize ordinary income, and we will be entitled to a deduction, equal to the excess of the fair market value of such stock on the date of the sale or grant over the amount, if any, that the participant paid for such stock. Stock that at the time of receipt by a participant is subject to restrictions that constitute a substantial risk of forfeiture and that is not transferable within the meaning of Internal Revenue Code Section 83 generally will be taxed under the rules applicable to restricted stock as described above.

        Withholding.    In the event that an optionee or other recipient of an award under the 2001 Plan is our employee, we ordinarily will be required to withhold applicable federal income taxes with respect to any ordinary income recognized by such optionee or other award recipient in connection with stock options or other awards under the 2001 Plan.

        Certain Additional Rules Applicable to Awards.    The terms of awards granted under the 2001 Plan may provide for accelerated vesting in connection with a change in control. In that event and depending upon the individual circumstances of the recipient, certain amounts with respect to such awards may constitute "excess parachute payments" under the "golden parachute" provisions of the

Internal Revenue Code. Under these provisions, a participant will be subject to a 20% excise tax on any "excess parachute payments" and we will be denied any deduction with respect to such payment.

        We generally are entitled to a deduction equal to the ordinary income recognized by a recipient in connection with an award. However, our deduction (including the deduction related to ordinary income recognized by a recipient) for compensation paid to each of our Chief Executive Officer and our other four most highly compensated officers may be limited to $1 million per person annually. Depending upon the nature of the award, all or a portion of the ordinary income attributable to certain awards granted under the 2001 Plan may be included in the compensation subject to such deduction limitation.

Participation in the 2001 Plan by Executive Officers, Directors and Other Employees; Interest of Certain Persons in Matters to be Acted Upon

        Each of our current directors, executive officers and employees is eligible to receive awards under the 2001 Plan. The administrator has the discretion to determine which eligible persons will receive awards under the 2001 Plan, except to the extent that non-employee directors automatically receive non-employee director options in accordance with the 2001 Plan. As a result, and except for the automatic option awards to non-employee directors, the amount and timing of such awards are not determinable at this time. If our stockholders approve Proposal 2, a total of 2,587,528 shares will be available for grant of awards to eligible persons under the 2001 Plan.

Vote Required and Board Recommendation

        The affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the annual meeting is required to approve the amendment of the 2001 Plan to increase the shares of common stock available for issuance by 2,000,000 shares.

        Our Board of Directors recommends that you vote FOR Proposal 2.

EQUITY COMPENSATION PLAN INFORMATION

Securities Available for Issuance Under our Equity Compensation Plans

        The following table provides information with respect to our equity compensation plans as of December 31, 2003, which plans were as follows: the 1983 Employee Stock Purchase Plan; the 1990 Employee Stock Option Plan; the 1996 Non-Employee Director Plan; the 1998 Stock Incentive Plan; the General Nonstatutory Stock Option Plan and the 2001 Equity Incentive Plan.

Plan Category	(a) Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights	(b) Weighted-average Exercise Price of Outstanding Options, Warrants and Rights	(c) Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity compensation plans approved by security holders	4,675,571	$4.52	772,016	(1)
Equity compensation plans not approved by security holders	575,000	$5.30	—

Total	5,250,571		772,016	(1)

(1)
Includes 62,162 shares of common stock subject to our 1983 Employee Stock Purchase Plan.

General Nonstatutory Stock Option Plan

        On June 23, 1997, our Board of Directors adopted our General Nonstatutory Stock Option Plan and amended this plan on December 11, 2000 (the "Plan"). Awards of up to 575,000 shares of our common stock were available for issuance under the Plan, subject to antidilution provisions in the Plan and the option agreements granted thereunder. The Plan limits awards to grants of nonstatutory stock options. The purpose of the Plan is to provide a means whereby the Company may promote its interests and the interests of its stockholders by attracting and retaining the services of highly qualified individuals. Awards under the Plan are issued only to individuals not previously employed by us and as an inducement essential to such individual's entering into an employment contract with us. The only eligible participants under the Plan were S. Wayne Kay and Paul Lawrence (prior to their employment with us), and at December 31, 2003, no shares remained available for issuance under the Plan. The Plan is administered by the Compensation Committee of the Board which is authorized to determine the terms and conditions of grants thereunder, including, among other things, the exercise price, vesting acceleration or waiver of any forfeiture restrictions. In addition, the Compensation Committee has the authority to terminate the Plan, provided however, that such termination will not affect any option previously granted thereunder.

BOARD OF DIRECTORS MEETINGS, COMMITTEES OF THE BOARD AND RELATED MATTERS

        The Board of Directors has a standing Audit, Finance, Nominating and Corporate Governance and Compensation Committee. The Board of Directors held ten meetings during the year ended December 31, 2003. All directors attended 75% or more of the aggregate of all meetings of the Board of Directors and the committees, if any, upon which the directors served during the year ended December 31, 2003.

Director Independence

        Our Board of Directors has determined that Mr. Glaze, Dr. Polan, Mr. Pulido and Ms. Wattleton are independent within the meaning of Nasdaq Marketplace Rule 4200(a)(15) as adopted by the

Nasdaq Stock Market, Inc. ("Nasdaq"). Mr. Kay and Mr. de Bruin were not deemed to be "independent" because of their respective employment relationships with us.

Audit Committee

        The Audit Committee is responsible for overseeing our accounting and financial reporting processes and the audits of our financial statements. In addition, the Audit Committee assists the Board of Directors in its oversight of our compliance with legal and regulatory requirements. The specific duties of the Audit Committee include, among others: monitoring the integrity of our financial process and systems of internal controls regarding finance, accounting and legal compliance; selecting our independent auditor; monitoring the independence and performance of our independent auditor; and providing an avenue of communication among the independent auditor, our management and our Board of Directors. The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to all of our employees and to the independent auditor. The Audit Committee also has the ability to retain, at our expense and without further approval of the Board of Directors, special legal, accounting or other consultants or experts that it deems necessary in the performance of its duties.

        The Audit Committee met eight times during 2003. The members of the Audit Committee include Mr. Glaze (Chairman), Dr. Polan and Ms. Wattleton. Our Board of Directors has determined that each of Mr. Glaze, Dr. Polan and Ms. Wattleton is independent within the meaning of Nasdaq Rule 4200(a)(15) as well as the enhanced independence standards contained in Nasdaq Rule 4350(d) that relate specifically to members of audit committees. Our Board of Directors has also determined that Mr. Glaze qualifies as an "audit committee financial expert" as that term is used and defined in Item 7(d)(3)(iv) of Schedule 14A under the Exchange Act. A copy of the Audit Committee's current charter is attached to this Proxy Statement as Appendix B.

Finance Committee

        The Finance Committee is responsible for assisting the Board of Directors in discharging its responsibilities relating to the oversight of our financial affairs, including, among other matters, reporting to the Board of Directors from time to time regarding budgets, capital expenditures and our financial condition. The Finance Committee held sixteen meetings during 2003. The members of the Finance Committee include Mr. de Bruin (Chairman), Mr. Pulido, Mr. Glaze and Mr. Kay.

Compensation Committee

        The Compensation Committee is responsible for assisting the Board of Directors in discharging its responsibilities regarding the compensation of our employees and directors. Under the Compensation Committee's written charter, the specific duties of the Compensation Committee include, among other matters: reviewing and approving corporate goals and objectives relevant to executive compensation; evaluating our executive officers' performance in light of such goals and objectives; setting the compensation levels of our executive officers based upon such evaluations; administering our incentive compensation plans, including our equity-based incentive plans; and making recommendations to our Board of Directors regarding our overall compensation structure, policies and programs.

        The Compensation Committee held four meetings during 2003. The members of the Compensation Committee include Mr. Pulido (Chairman), Dr. Polan and Ms. Wattleton, and our Board of Directors has determined that each of Mr. Pulido, Dr. Polan and Ms. Wattleton is independent within the meaning of Nasdaq Rule 4200(a)(15).

Nominating and Corporate Governance Committee

        The Nominating and Corporate Governance Committee is responsible for assisting the Board of Directors in identifying qualified individuals to become board members; to determine the composition of the Board of Directors and its committees; to monitor and assess the effectiveness of the Board of Directors and its committees; and to perform a leadership role in shaping and monitoring our corporate governance principles. Under the Corporate Governance and Nominating Committee's written charter, the specific duties of the Committee include, among other matters: identifying, reviewing and recruiting candidates for the Board of Directors for election to the Board; reviewing director candidates recommended by our stockholders; monitoring the independence of current directors and nominees; recommending to the Board of Directors candidates for election or re-election to the Board at each annual meeting of stockholders; and overseeing the periodic evaluation of the Board, its committees and each of our incumbent directors.

        The Nominating and Corporate Governance Committee held two meetings during 2003. The Nominating Committee currently includes Ms. Wattleton (Chairman), Mr. Glaze, Dr. Polan and Mr. Pulido, and our Board of Directors has determined that each of Ms. Wattleton, Mr. Glaze, Dr. Polan and Mr. Pulido is independent within the meaning of Nasdaq Rule 4200(a)(15).

Meetings of Non-Management Directors

        The non-management members of the Board of Directors regularly meet without any members of management present during regularly scheduled executive sessions of meetings of the Board of Directors.

Communications With the Board of Directors

        Our stockholders may communicate with our Board of Directors, a committee of our Board of Directors or a director by sending a letter addressed to the Board, a committee or a director c/o Corporate Secretary, Quidel Corporation, 10165 McKellar Court, San Diego, California 92121. All communications will be compiled by our corporate Secretary and forwarded to the Board of Directors, the committee or the director accordingly.

Director Nominations

        The Corporate Governance and Nominating Committee regularly assesses the appropriate size of the Board of Directors and whether any vacancies on the Board of Directors are expected due to retirement or otherwise. In the event that vacancies are anticipated or otherwise arise, the Committee utilizes a variety of methods for identifying and evaluating director candidates. Candidates may come to the attention of the Committee through current directors, professional search firms, stockholders or other persons. For example, Dr. Harrington was recommended to the Committee by Dr. Mary Lake Polan, a current director of the Company.

        Once the Committee has identified a prospective nominee, the Committee will evaluate the prospective nominee in the context of the then current composition of the Board of Directors and will consider a variety of other factors, including the prospective nominee's business, technology and industry, finance and financial reporting experience, and other attributes that would be expected to contribute to an effective Board of Directors. The Committee seeks to identify nominees who possess a wide range of experience, skills, areas of expertise, knowledge and business judgment. Successful nominees must have a history of superior performance or accomplishments in their professional undertakings and should have the highest personal and professional ethics and values. The Committee does not evaluate stockholder nominees differently than any other nominee.

        Pursuant to procedures set forth in our bylaws, our Corporate Governance and Nominating Committee will consider stockholder nominations for directors if we receive timely written notice, in proper form, of the intent to make a nomination at a meeting of stockholders. To be timely, the notice must be received within the time frame discussed below in this Proxy Statement under the heading "Stockholder Proposals." To be in proper form, the notice must, among other matters, include each nominee's written consent to serve as a director if elected, a description of all arrangements or understandings between the nominating stockholder and each nominee and information about the nominating stockholder and each nominee. These requirements are further described below under the heading "Stockholder Proposals" and are detailed in our bylaws, which were attached as an exhibit to our Current Report on Form 8-K, dated November 8, 2000. A copy of our bylaws will also be provided to a stockholder upon written request to our corporate Secretary.

Director Attendance at Annual Meetings

        Our Board of Directors has adopted a policy that encourages our directors to attend our annual stockholder meetings. The 2003 annual meeting of stockholders was attended by all of our incumbent directors.

Code of Business Conduct and Ethics

        We have adopted a Code of Business Conduct and Ethics that applies to all our officers, directors and employees. If we make substantive amendments to the Code of Business Conduct and Ethics or grant any waiver, including any implicit waiver, to our principal executive, financial or accounting officer (or persons performing similar functions), we will disclose the nature of such amendment or waiver on our website at www.quidel.com or in a report on Form 8-K in accordance with applicable rules and regulations.

Access to Corporate Governance Documentation and Other Information Available on Our Website

        Our Code of Business Conduct and Ethics and the charters for each of the Audit, Compensation and Corporate Governance and Nominating Committees are accessible via our website at www.quidel.com through the "Investor Information" link under the heading "Corporate Governance."

Director Compensation

        Retainers and Fees.    Directors who are not employees of Quidel receive an annual retainer of $20,000. In addition, non-employee directors receive a meeting fee of $2,000 per meeting. The chairman of the Audit Committee of the Board of Directors receives an annual retainer of $10,000. The Chairman of the Compensation Committee and Chairman of the Nominating and Corporate Governance Committee of the Board of Directors each receive an annual retainer of $5,000.

        Option Grants Under the 1996 Non-Employee Directors Plan.    Under our 1996 Non-Employee Directors Plan, each non-employee director was automatically granted a one-time option to purchase 40,000 shares of common stock (subject to a four-year quarterly vesting schedule) upon initial election or appointment to the Board of Directors. The 1996 Non-Employee Directors Plan was amended on November 1, 2000, to provide for the one-time grant of an option to purchase up to 20,000 shares of common stock (subject to a four-year quarterly vesting schedule) to each non-employee director serving on the Board of Directors on that date, except for George Dunbar who was previously a director. All such options were granted at exercise prices equal to the fair market value of the common stock on the date of grant. The 1996 Non-Employee Directors Plan was terminated in 2001 upon stockholder approval of the 2001 Plan and no new options are being granted under the 1996 plan. However, options previously granted under the 1996 plan will continue to be governed by the 1996 plan until they either expire or are exercised. As of December 31, 2003, options to purchase 135,000 shares of common stock under the 1996 Non-Employee Directors Plan remained outstanding.

        Option Grants Under the 2001 Plan.    Under the 2001 Plan as first approved by stockholders, each non-employee director automatically received, upon becoming a non-employee director, a one-time grant of an option to purchase up to 40,000 shares of our common stock, which vests 25% on the first anniversary of the grant date and 6.25% at the end of each of the twelve three-month periods following the first anniversary of the grant date, in each case if such non-employee director remained a director for the entire period from the date of grant to such vesting date. In addition, under the 2001 Plan as first approved by stockholders, each non-employee director also automatically received an option to purchase up to 40,000 shares of common stock on the fourth, eighth, etc. anniversary of such director's initial appointment or election as a director, which vests 25% on the first anniversary of the grant date and 6.25% at the end of each of the twelve three-month periods following the first anniversary of the grant date, in each case if such non-employee director has continuously served as a director since his or her election or appointment and is a non-employee director on such date.

        In 2003, the Board of Directors amended the automatic grants to non-employee directors such that immediately following each annual meeting of stockholders, each non-employee director who has served as a director since his or her election or appointment and has been re-elected as a director at such annual meeting automatically receives an option to purchase up to 10,000 shares of common stock. In addition, each non-employee director who is appointed or elected other than at an annual meeting of stockholders (whether by replacing a director who retires, resigns or otherwise terminates his or her service as a director prior to the expiration of his or her term or otherwise) automatically receives an option to purchase shares of our common stock as of the date of such appointment or election, consisting of a number of shares of common stock determined by multiplying 10,000 by a fraction, the numerator of which is the number of days from the date of grant to the date of the next scheduled annual meeting of stockholders and the denominator of which is 365 (exclusive of fractional shares). The automatic non-employee director option grants vest and become exercisable 100% on the day prior to the date of the next annual meeting of stockholders following the grant date, provided, that the recipient has remained a director for the entire period from the date of grant to such vesting date.

        All of the foregoing automatic grants of "non-employee director options" under the 2001 Plan have an exercise price equal to the fair market value of our common stock on the date of grant, have a term of 10 years and vested options cease to be exercisable on the date that is 365 days after a non-employee director ceases to be a director of Quidel. In addition to the foregoing automatic awards of non-employee director options, each non-employee director is eligible to receive other awards under the 2001 Plan, such as non-qualified stock options other than non-employee director options, at the discretion of the administrator of the 2001 Plan. No such other awards have been granted as of March 31, 2004. As of December 31, 2003, options to purchase 1,848,812 shares of common stock under the 2001 Plan were outstanding, of which options to purchase 129,000 shares of common stock were held by non-employee directors.

        Certain Transactions.    Ms. Wattleton provided certain consulting services to us during the first half of fiscal year 2003 in the amount of $5,500. Ms. Wattleton no longer provides these consulting services as of June 30, 2003.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Under the securities laws of the United States, our directors and executive officers and persons who own more than ten percent (10%) of our common stock are required to report their initial beneficial ownership of our common stock and any subsequent changes in that ownership to the Securities and Exchange Commission and The Nasdaq National Market. Specific due dates for these reports have been established, and we are required to disclose in this Proxy Statement any late filings during the year ended December 31, 2003. To our knowledge, based solely upon our review of the copies of the reports required to be furnished to us, all of the reports were timely filed, except that: (i) Mr. Kay inadvertently failed to timely file a Form 4 to report the grant to him of certain incentive and non-qualified stock options; (ii) Mr. Landers inadvertently failed to timely file, on two occasions, a Form 4 to report the grant to him of certain incentive and non-qualified stock options; (iii) Mr. Paiz inadvertently failed to timely file, on two occasions, a Form 4 to report the grant to him of certain incentive and non-qualified stock options; (iv) Mr. William J. Elliott, a former executive officer of Quidel, inadvertently failed to timely file a Form 4 to report the grant to him of certain incentive and non-qualified stock options; and (v) Mr. John D. Tamerius, a former executive officer of Quidel, inadvertently failed to timely file a Form 4 to report the grant to him of certain incentive and non-qualified stock options.

        Forms were subsequently filed with the Securities and Exchange Commission for each of these transactions.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth the number of shares of our common stock beneficially owned as of March 31, 2004 by (i) those known to be the beneficial owners of more than five percent (5%) of the outstanding common stock, (ii) each of the present directors and nominees for director, (iii) each of the executive officers named in the Summary Compensation Table herein and (iv) all directors and executive officers as a group. On March 31, 2004, there were 31,497,272 shares of common stock outstanding.

	Beneficial Ownership of Common Stock(1)(2)
Name	Number of Shares	Percent
Beneficial Owners
Entities affiliated with LeRoy C. Kopp(3) 7701 France Avenue South, Suite 500 Edina, MN 55435	3,284,975	10.43%
Entities affiliated with Larry N. Feinberg(4) c/o Oracle Associates, LLC 200 Greenwich Avenue, 3rd Floor Greenwich, CT 06830	2,719,011	8.63%
T. Rowe Price Associates, Inc.(5) 100 E. Pratt Street Baltimore, MD 21202	1,969,300	6.25%
Jack W. Schuler(6) 28161 North Keith Drive Lake Forest, IL 60045	1,887,931	5.99%
Directors and Nominees for Director
André de Bruin(7)	654,220	2.03%
S. Wayne Kay(8)	481,249	1.50%
Thomas A. Glaze(9)	69,940	*
Mary Lake Polan, M.D., Ph.D., M.P.H.(10)	55,000	*
Faye Wattleton(11)	24,000	*
Mark A. Pulido(12)	20,000	*
Douglas S. Harrington	0	*
Named Executive Officers
Mark E. Paiz(13)	154,063	*
Paul E. Landers(14)	134,061	*
Matthew T. Heindel	0	*
All directors and executive officers as a group (10 persons)(15)	1,592,533	4.82%

*
Less than one percent

(1)
Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. Unless otherwise noted, and subject to applicable community property laws, each executive officer and director has sole voting and investment power with respect to the shares indicated.

(2)
Shares of common stock subject to options exercisable on or within 60 days of March 31, 2004 are deemed outstanding for computing the number of shares and the percentage ownership of the person holding such options, but are not deeming outstanding for computing the percentage of any other person.

(3)
Based on Amendment No. 5 to Schedule 13G filed with the Securities and Exchange Commission on April 2, 2004 by Kopp Investment Advisors, LLC on behalf of itself and Kopp Holding

  Company, LLC, Kopp Holding Company and LeRoy C. Kopp, in which beneficial ownership of 3,284,975 shares of common stock is reported. As reported in the Amendment No. 5 to Schedule 13G, Kopp Investment Advisors, LLC has sole voting power with respect to 2,455,175 shares of common stock. Kopp Investment Advisors, LLC also has sole dispositive power with respect to 595,000 shares of common stock and shared dispositive power with respect to 2,414,975 shares of common stock. In addition, Mr. Kopp has sole voting power and sole dispositive power with respect to 275,000 shares of common stock. Kopp Investment Advisors, LLC is an investment adviser registered under the Investment Advisers Act of 1940 and is wholly-owned by Kopp Holding Company, LLC which is controlled by Mr. Kopp through Kopp Holding Company.

(4)
Based on Amendment No. 2 to Schedule 13G filed with the Securities and Exchange Commission on February 12, 2003 by Oracle Partners, L.P., Oracle Associates, LLC and Mr. Feinberg in which Mr. Feinberg reported beneficial ownership of 2,719,011 shares of common stock with respect to which he has sole voting and dispositive power of 10,000 shares and shared voting and dispositive power of 2,709,011 shares.

(5)
Based on Amendment No. 1 to Schedule 13G filed with the Securities and Exchange Commission on February 11, 2004 by T. Rowe Price Associates, Inc. and T. Rowe Price Small-Cap Value Fund, Inc., in which T. Rowe Price Associates, Inc. reported beneficial ownership of 1,969,300 shares of common stock with respect to which T. Rowe Price Associates, Inc. has sole voting power of 270,000 shares and sole dispositive power of 1,969,300 shares. T. Rowe Price Small-Cap Value Fund, Inc. reported sole voting power of 1,699,300 of such shares and no dispositive power.

(6)
Based on the Schedule 13D filed with the Securities and Exchange Commission on October 23, 2000 in which Jack W. Schuler reported beneficial ownership of 1,887,931 shares of common stock with respect to which he has sole voting and dispositive power of 1,773,306 and shared voting and dispositive power of 114,625 shares.

(7)
Includes 630,920 shares of common stock issuable upon exercise of options that are exercisable on or within 60 days of March 31, 2004. The amount listed also includes 21,800 shares of common stock owned directly by Mr. de Bruin's spouse for which she has sole voting and dispositive power.

(8)
Represents 481,249 shares of common stock issuable upon exercise of options that are exercisable on or within 60 days of March 31, 2004.

(9)
Represents 69,940 shares of common stock issuable upon exercise of options that are exercisable on or within 60 days of March 31, 2004.

(10)
Includes 2,000 shares of common stock held in trusts to benefit Dr. Polan's children. Dr. Polan has no authority to vote or dispose of these 2,000 shares and disclaims beneficial ownership of these 2,000 shares, except to the extent of her pecuniary interest in such shares, if any. The amount listed also includes 35,000 shares of common stock issuable upon exercise of options that are exercisable on or within 60 days of March 31, 2004.

(11)
Represents 24,000 shares of common stock issuable upon exercise of options that are exercisable on or within 60 days of March 31, 2004.

(12)
Represents 20,000 shares of common stock issuable upon exercise of options that are exercisable on or within 60 days of March 31, 2004.

(13)
Includes 152,812 shares of common stock issuable upon exercise of options that are exercisable on or within 60 days of March 31, 2004.

(14)
Represents 134,061 shares of common stock issuable upon exercise of options that are exercisable on or within 60 days of March 31, 2004.

(15)
All directors, nominees for director and named executive officers as a group, including 1,547,982 shares of common stock issuable upon exercise of options that are exercisable on or within 60 days of March 31, 2004.

        With the exception of information relating to stock options issued by Quidel, all information with respect to beneficial ownership of the shares referred to in this section is based on filings made by the respective beneficial owners with the Securities and Exchange Commission or information provided to Quidel by the beneficial owners.

EXECUTIVE COMPENSATION

        The following table sets forth the cash compensation paid or accrued by Quidel to (i) each person serving as Chief Executive Officer, and (ii) the other most highly compensated executive officers who were serving as of December 31, 2003.

		Annual Compensation		Compensation Awards
Name and Principal Positions	Fiscal Year Ended	Salary ($)(1)	Bonus ($)(2)	Options (#)	All Other Compensation ($)(3)
S. Wayne Kay(4) President and Chief Executive Officer	12/31/03 12/31/02 12/31/01	400,010 395,681 344,231	200,005 — —	250,000 50,000 500,000	81,327 84,810 209,346
Mathew T. Heindel(5) Senior Vice President Worldwide Sales and Marketing	12/31/03 12/31/02 12/31/01	57,692 — —	37,500 — —	150,000 — —	147,028 — —
Paul E. Landers(6) Senior Vice President Finance and Administration, Chief Financial Officer and Secretary	12/31/03 12/31/02 12/31/01	213,509 203,308 64,615	107,308 — —	150,000 5,000 150,000	5,111 44,462 12,374
Mark E. Paiz Senior Vice President, Technology and Business Development	12/31/03 12/31/02 12/31/01	212,862 203,568 197,376	88,617 — 7,500	80,000 10,000 25,000	3,273 2,730 2,585

(1)
The amounts shown include cash compensation the executive officers earned and received, or deferred pursuant to our 401(k) Plan. We began making contributions to executive officers' accounts under the 401(k) Plan in July 1999.

(2)
In accordance with management's incentive compensation plan, bonus amounts were earned by certain members of management as of December 31, 2003. These bonuses were paid in March 2004.

(3)
During the year ended December 31, 2003, we made contributions under the 401(k) Plan for Mr. Kay, Mr. Heindel, Mr. Landers and Mr. Paiz of $3,000, $0, $3,078 and $2,821, respectively. We also funded a group term life insurance plan in excess of $50,000. Amounts added to compensation related to this life insurance plan for Mr. Kay, Mr. Heindel, Mr. Landers and Mr. Paiz were $1,173, $152, $2,033 and $452, respectively.

(4)
Mr. Kay joined us as President and Chief Operating Officer on January 1, 2001. We paid the costs of Mr. Kay's relocation to the San Diego area. A portion of the relocation assistance was taxable and we "grossed-up" the taxable amounts based on the applicable federal and state tax rates. The total compensation relating to Mr. Kay's relocation amounted to $129,111. In January 2001, we loaned Mr. Kay $200,000 at an interest rate of 4.77% to assist with his relocation to the San Diego area. One quarter of the principal and interest owing on Mr. Kay's loan will be, pursuant to the terms of the loan, forgiven on each anniversary of the loan date, December 31 of each year, over a four-year period, provided Mr. Kay is an employee of ours on that date. As of December 31, 2003, 2002 and 2001, $77,154, $80,854 and $76,864 were included in Mr. Kay's "All Other Compensation" above, respectively, which represents one quarter of the loan forgiveness in each period which was "grossed up" to include applicable federal and state taxes.

(5)
Mr. Heindel joined us as Senior Vice President Worldwide Sales and Marketing in September 2003. If Mr. Heindel had been employed by us for the entire 2003 fiscal year, Mr. Heindel's salary would have been $200,000. In connection with Mr. Heindel's initial employment, Mr. Heindel received a signing bonus of $100,000, which was "grossed-up" for the effect of federal and state taxes in the amount of $46,786. The total compensation relating to this signing bonus amounted to $146,786 and is included in "All Other Compensation" above.

(6)
Mr. Landers is our Senior Vice President Finance and Administration, Chief Financial Officer and Secretary. In connection with Mr. Landers' initial employment in September 2001, Mr. Landers received $40,916 and $11,538 for relocation expenses in 2002 and 2001, respectively, and these amounts are included in "All Other Compensation" above.

Option Grants During the Year Ended December 31, 2003

        The following table summarizes options granted to the following executive officers during the year ended December 31, 2003, and the value of the options held by these officers at December 31, 2003. We have not granted stock appreciation rights.

Individual Grants
Name	Number of Securities Underlying Options Granted (#/Sh)(1)	% of Total Options Granted During the Year Ended December 31, 2003(2)		Exercise or Base Price ($/Sh)(3)		Expiration Date(4)	Grant Date Present Value ($)(5)
S. Wayne Kay	100,000 100,000 50,000	8.2 8.2 4.1	% % %	$ $ $	3.15 3.94 5.45	2/28/13 2/28/13 5/21/13	$ $ $	315,000 394,000 272,500
Mathew T. Heindel	150,000	12.3%			$6.12	9/15/13		$918,000
Paul E. Landers	50,000 50,000 50,000	4.1 4.1 4.1	% % %	$ $ $	3.15 3.94 3.99	2/28/13 2/28/13 4/14/13	$ $ $	157,500 197,000 199,500
Mark E. Paiz	15,000 15,000 50,000	1.2 1.2 4.1	% % %	$ $ $	3.15 3.94 3.99	2/28/13 2/28/13 4/14/13	$ $ $	47,250 59,100 199,500

(1)
All options granted in the year ended December 31, 2003 vest over a four-year period commencing on the date of grant. The exercise price of the above options is 100% or more of the fair market value of the common stock on the date of grant.

(2)
Options representing a total of 1,219,666 shares of common stock were granted during the year ended December 31, 2003.

(3)
The exercise price on the date of grant was equal to 100% or more of the fair market value.

(4)
The options have a term of 10 years, subject to earlier termination related to the termination of employment.

(5)
The fair value of each option grant was estimated on the date of grant using the Black-Scholes option pricing model with the following weighted average assumptions used for grants during the year ended December 31, 2003: risk free interest rate of 3.0%, expected option life of 6.1 years, expected volatility of .82 and a dividend rate of zero. Option valuation using a Black-Scholes-based option pricing model generates a theoretical value based upon certain factors and assumptions. Therefore, the value of a stock option, if any, is dependent on the future price of our common stock, overall stock market conditions and continued service with us, since options remain exercisable for only a limited period following certain events, such as retirement, death or disability. The values reflected in this table or any other value may not be achieved.

Aggregated Option Exercises for the Year Ended December 31, 2003 and Option Values at December 31, 2003

        The following table sets forth information for the following executive officers regarding the exercise of stock options during 2003 and the number of stock options exercisable and unexercisable at the end of the year ended December 31, 2003.

			Number of Securities Underlying Unexercised Options at December 31, 2003 (#)		Value of Unexercised In-the-Money Options at December 31, 2003 ($)(2)
Name	Shares Acquired on Exercise(#)	Value Realized($)
			Exercisable(1)	Unexercisable	Exercisable	Unexercisable
S. Wayne Kay	—	—	349,999	450,001	$1,982,076	$2,830,974
Mathew T. Heindel	—	—	—	150,000	—	$697,500
Paul E. Landers	—	—	86,562	218,438	$502,151	$1,457,824
Mark E. Paiz	—	—	162,000	97,813	$1,132,606	$649,738

(1)
Future exercisability is subject to a number of factors, including the optionee remaining employed with us.

(2)
Calculated on the basis of the fair market value of the underlying securities at December 31, 2003 ($10.77 per share), less the exercise price.

EMPLOYMENT AND CHANGE OF CONTROL ARRANGEMENTS

        S. Wayne Kay joined Quidel on January 2001 as President and Chief Operating Officer. He became a member of our Board of Directors on May 23, 2001 and was promoted to President and Chief Executive Officer on August 8, 2001. Upon the commencement of his employment, Mr. Kay entered into a written employment agreement with us which was amended on August 10, 2001 to reflect his promotion to Chief Executive Officer. His minimum base salary is $400,000 per annum, subject to adjustment upward by the Board of Directors, plus a bonus to be determined annually by the Board based upon attainment of goals set by the Board. Mr. Kay received $200,005 for a bonus for 2003. At the time of commencement of Mr. Kay's employment, we also provided to Mr. Kay a forgivable loan in the amount of $200,000 to assist in the purchase of a new home. The loan documents provide that the loan will be forgiven over a four-year period, with 25% of the loan amount, plus applicable interest as well as a gross up amount for applicable federal and state taxes, to be forgiven on each anniversary of Mr. Kay's employment date; provided, that, if Mr. Kay's employment is terminated prior to full forgiveness of the loan, Mr. Kay will be required to repay the remaining portion of the loan, including interest, within 30 days following the termination of his employment.

        Under the employment agreement, as amended, Mr. Kay is an "at-will" employee, which means that either Mr. Kay or we may terminate Mr. Kay's employment at any time. However, and except in the context of a change in control, if Mr. Kay's employment with us is terminated without cause or he terminates his employment for good reason (as such terms are defined in his employment agreement), he is entitled to a severance payment equal to twelve (12) months of his then base salary, a pro-rated portion of his bonus, payment of insurance premiums for a period of twelve (12) months following termination, and forgiveness of all principal and interest then outstanding on the home loan. In addition, our Board of Directors is required to consider whether vesting of Mr. Kay's stock options will be accelerated. Amounts payable to Mr. Kay upon a change in control of the Company are generally governed by his Change in Control Agreement, effective as of February 27, 2003, which is described below.

        Effective May 26, 2004, André de Bruin is resigning from the Board of Directors and as an employee with the Company. Subsequent to May 26, 2004, all services performed by Mr. de Bruin will be in accordance with an executive advisory agreement, pursuant to which Mr. de Bruin will remain involved with us in an advisory capacity.

        Prior to his resignation, Mr. de Bruin served as our Chief Executive Officer from June 9, 1998 until he was appointed Executive Chairman of our Board of Directors on August 8, 2001. Mr. de Bruin's employment agreement with us was amended on August 13, 2001 to reflect the revised scope of Mr. de Bruin's responsibility. Mr. de Bruin's employment agreement, as amended, provided for a base salary from August 13, 2001 until the 6 month anniversary of the amendment date of $16,667 per month, during which time Mr. de Bruin was required to make himself available to work an aggregate of 520 hours for us. From the six month anniversary of the amendment date until termination of the employment agreement, Mr. de Bruin received a base salary of $8,344 per month, and from the six month anniversary of the amendment date until the first anniversary of the amendment date, Mr. de Bruin was required to make himself available to work an aggregate of 260 hours for us. After the first anniversary of the amendment date, Mr. de Bruin was required to make himself available to work for us an average of 10 hours per week. Mr. de Bruin was also entitled to receive 75% of the bonus for calendar year 2001 which Mr. de Bruin would have been entitled to receive if he had remained our Chief Executive Officer for the entire 2001 year, as well as an office/administrative allowance of $1,000 per month. Our Compensation Committee has the sole discretion to determine whether Mr. de Bruin will be eligible to participate in management bonus programs for periods after December 31, 2001. In addition, Mr. de Bruin's stock option agreements with us provide that upon a "change in control" of the Company, all options automatically vest and become exercisable immediately prior to such change in control.

        Each of Mr. Kay, Mr. Heindel, Mr. Landers and Mr. Paiz entered into a Change in Control Agreement with the Company which provides for the payment of severance benefits in the event of termination of his employment in connection with a change in control of the Company. The severance benefits are payable to Mr. Kay, Mr. Heindel, Mr. Landers and Mr. Paiz if his respective employment with the Company is terminated within 30 days prior to or three years following a change in control, unless terminated for cause or the termination is the result of a voluntary resignation (which does not include resignations stemming from a material adverse change in responsibilities, status, compensation, authority or location of work place) or his death or disability.

        The severance benefits under the Change in Control Agreements generally consist of a lump sum cash payment equal to two (2) times the sum of (i) such executive's highest annual salary rate within the three (3) year period ending on the date of termination plus (ii) an amount equal to the annualized average of all bonuses and incentive compensation payments paid to the executive during the two (2) year period immediately before the date of termination. In addition, the Change in Control Agreements provide for: payment of $25,000 to help pay defray the legal fees, tax and accounting fees and other costs associated with transitional matters; continued coverage for two (2) years under our group medical insurance, group dental insurance, group-term life insurance and disability insurance programs unless and to the extent the executive obtains concurrent coverage through another program in which case our coverage will be terminated or reduced as applicable; and immediate vesting and exercisability of any and all unvested stock options of the executive. Mr. Kay's Change in Control Agreement also provides that the forgivable loan in the amount of $200,000 provided to Mr. Kay to assist with his relocation to the San Diego area will be forgiven upon a change in control. The Change in Control Agreements for Mr. Kay and Mr. Landers were effective as of February 27, 2003, for Mr. Paiz as of April 13, 2003, and for Mr. Heindel as of September 15, 2003.

REPORT OF THE COMPENSATION COMMITTEE OF THE
BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

        The Compensation Committee of the Board of Directors administers our executive compensation programs and approves salaries of all officers, including those of the executive officers named in the Summary Compensation Table. The Committee is responsible for reporting to the Board of Directors and administering all other elements of executive compensation, including annual incentive awards and stock options.

Philosophy

        The executive compensation program is structured to support our mission, values and corporate strategies. The executive compensation program is designed to provide competitive levels of total compensation in order to attract, retain and motivate high-quality senior management by providing what the Company believes to be a competitive total compensation package based upon both individual and corporate performance. The executive compensation program is composed of three elements: (1) competitive base salaries which reflect individual performance, (2) annual incentive opportunities which are a function of individual and business performance payable in cash, and (3) long-term stock-based incentive opportunities pursuant to our stock incentive plans which link the interests of senior management and our stockholders. The mix of total compensation is designed to cause greater variability in the individual's absolute year-to-year compensation based upon our success and the individual's contribution to that success. The total compensation program focuses on both short-term and long-term results.

        The Compensation Committee does not currently anticipate that the compensation of any executive officer during fiscal 2003 will materially exceed the limit on deductibility imposed by Section 162(m) of the Internal Revenue Code.

Base Salary

        Base salary is targeted to be moderate yet competitive in relation to salaries commanded by those in similar positions in comparable companies. The Compensation Committee reviews management recommendations for executives' salaries and examines survey data for executives with similar responsibilities in comparable companies in the medical and biotechnology industry. Individual salary determinations are based upon experience, sustained performance and comparison to peers inside and outside of the Company.

Annual Incentive Awards

        We maintain a senior management incentive compensation plan that is designed to reward senior management for their contributions to corporate and individual objectives. Under the plan, each participating officer is entitled to receive a cash bonus if certain corporate goals are met in a particular fiscal year.

        Each eligible employee's potential annual award under the plan is expressed as a percentage of the total base compensation earned by the individual during the fiscal year. For the year ended December 31, 2003, the percentages for the Chief Executive Officer were 35% for Mr. Kay and all participating Vice Presidents were set at 30%. For 2003, these percentages were increased due to exceeding corporate goals. In accordance with the incentive compensation plan, management earned approximately $1.0 million for the year ended December 31, 2003. These bonuses were paid in March 2004.

Stock Options

        The Compensation Committee administers our stock option plans and makes grants of stock options. The plans are designed to align the interests of management with those of the stockholders. The number of stock options granted is related to the recipient's base compensation and level of responsibility. All options are granted with an option exercise price at least equal to the fair market value of the common stock on the date of grant and generally vest over a four-year period. The Compensation Committee, in its discretion, may grant additional options to individuals, including the Chief Executive Officer, for increases in level of responsibility and promotions, in recognition of sustained exceptional performance, or annually based upon Company and individual performance. The option grant will have value to the individual only if he or she continues in the Company's services during the vesting period and then only if the market price of the underlying shares of common stock appreciates over the option term.

Compensation of the Chief Executive Officer

        Our Chief Executive Officer participates in the same executive compensation program provided to the our other executive officers and senior management as described above. The Compensation Committee's approach to setting compensation for the Chief Executive Officer is to be competitive with comparable companies and to have a portion of total compensation depend on the achievement of performance criteria. Each year, the Board of Directors approves business goals to include financial measures, which are used to evaluate the Chief Executive Officer's performance for the year.

        Mr. Kay served as Chief Executive Officer for the year ended December 31, 2003. Total cash compensation paid to Mr. Kay for the year ended December 31, 2003 was $400,010 in base salary. Mr. Kay earned a $200,005 bonus in 2003, which was paid in March 2004. Specific accomplishments that were considered by the Board and occurred during 2003 are as follows: (1) business operations performance; (2) doubling penetration of our influenza test in point-of-care offices in the U.S.; (3) successful implementation of a distribution model in Germany and Italy; (4) successful implementation of a restructuring effort with a future estimated annualized impact to earnings of

$5 million; (5) successful implementation of a vendor managed inventory system at our largest U.S. distributor and (6) significant advancement towards delivery of rapid diagnostic tests on the Layered Thin Film™ platforms.

                      Compensation Committee

                      Mark A. Pulido (Chairman)
                      Mary Lake Polan, M.D., Ph.D., M.P.H.
                      Faye Wattleton

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        Mr. Pulido, Dr. Polan and Ms. Wattleton are not current or former officers or employees of the Company, and none have engaged in any transaction which would be required to be disclosed in this Proxy Statement by Item 404 of Regulation S-K. None of the members of our Compensation Committee serves as an executive officer of an entity whose compensation committee includes our executive officers. None of the members of our Compensation Committee serves as an executive officer of an entity whose board of directors includes an executive officer of ours.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

        The Audit Committee reviews our financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process. Our independent auditors are responsible for expressing an opinion on the conformity of our audited financial statements to generally accepted accounting principles.

        In this context, the Audit Committee has reviewed and discussed our financial statements for the year ended December 31, 2003 with our management. The Audit Committee discussed with our independent auditors the matters required to be discussed under SAS 61 (Communication with Audit Committees).

        The Audit Committee has received the written disclosures and the letter from our independent auditors, Ernst & Young LLP, required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with Ernst & Young LLP its independence from the Company. The Audit Committee has also considered whether the independent auditors' provision of non-audit services to us is compatible with the auditor's independence.

        Based upon the review and discussions outlined above, the Audit Committee recommended to our Board of Directors, and the Board has approved, that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2003.

                      Audit Committee

                      Thomas A. Glaze, (Chairman)
                      Mary Lake Polan, M.D., Ph.D., M.P.H.
                      Faye Wattleton

INDEPENDENT AUDITORS

        On April 4, 2002, our Board of Directors, upon the recommendation of the Audit Committee, dismissed Arthur Andersen LLP ("Arthur Andersen" or "AA") as our independent auditors and engaged Ernst & Young LLP to serve as our independent auditors for the year ending December 31, 2002. Arthur Andersen reports on our consolidated financial statements for the years ended

December 31, 2000 and 2001 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

        In connection with AA's audit for our years ended December 31, 2000 and 2001 and through April 4, 2002, there were no disagreements between us and Arthur Andersen on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to AA's satisfaction, would have caused AA to make reference to the subject matter in connection with AA's report on our consolidated financial statements for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K. Our financial statements for the year ended December 31, 2001 were re-audited by Ernst & Young LLP.

        We provided Arthur Andersen with a copy of the foregoing disclosures. We filed a copy of AA's letter, dated April 10, 2002, stating its agreement with such statements as an exhibit to our Current Report on Form 8-K and 8-K/A, filed on April 11, 2002, and April 23, 2002 respectively and incorporate it herein by reference.

        Our Audit Committee retained Ernst & Young LLP to serve as our independent auditors for the fiscal year ended December 31, 2003. A representative of Ernst & Young LLP is expected to be at the annual meeting. They will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

Independent Auditor Fees and Services

        Set forth below are the aggregate fees paid or accrued for audit and other professional services rendered by our independent auditors for fiscal years 2003 and 2002.

	Fiscal Years Ended December 31,
	2003	2002
Audit Fees(1)	$539,388	$254,550
Audit-Related Fees(2)	21,548	12,427
Tax Fees(3)	230,177	428,251
All Other Fees	—	—

Total Fees	$791,113	$695,228

(1)
Audit fees represent fees for professional services provided in connection with the audit of the Company's financial statements and review of its quarterly financial statements and audit services provided in connection with other statutory or regulatory filings.

(2)
Audit-related fees consisted primarily of accounting consultation.

(3)
For fiscal years 2003 and 2002, respectively, tax fees primarily included tax compliance fees of $162,450 and $183,450 and tax consulting fees of $67,727 and $244,801.

Policy on Audit Committee Pre-approval of Audit and Permissible Non-audit Services of Independent Auditor

        Consistent with policies of the Securities and Exchange Commission regarding auditor independence and the Audit Committee charter, the Audit Committee has the responsibility for appointing, setting compensation and overseeing the work of the independent auditor. The Audit Committee's policy is to pre-approve all audit and permissible non-audit services provided by the independent auditor. Pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The Audit Committee may also pre-approve particular services on a case-by-case basis. In assessing requests for services by the independent auditor, the Audit Committee considers whether such services are consistent with the auditor's independence, whether the independent auditor is likely to provide the most effective and efficient service based upon their familiarity with the Company, and whether the service could enhance the Company's ability to manage or control risk or improve audit quality.

        All of the audit-related, and tax services provided by Ernst & Young LLP in fiscal year 2003 (described in the footnotes to the table above) were approved in advance by the Audit Committee.

STOCKHOLDER RETURN PERFORMANCE GRAPH

        Set forth below is a line graph comparing the yearly percentage change in the cumulative total stockholder return on our common stock with the cumulative total return of the Nasdaq Market Index—U.S. and the Nasdaq Pharmaceutical Index for the period beginning March 31, 1999 and ending December 31, 2003. The graph assumes an initial investment of $100 on March 31, 1999 in our common stock, the Nasdaq Market Index—U.S. and the Nasdaq Pharmaceutical Index and reinvestment of dividends. The stock price performance of our common stock depicted in the graph represents past performance only and is not necessarily indicative of future performance.

Company / Index	Base Period 3/31/99	12/31/99	12/31/00	12/31/01	12/31/02	12/31/03
Quidel Corporation	100	343.75	251.56	384.50	173.45	538.50
NASDAQ Pharmaceutical Index	100	171.96	214.49	182.80	118.13	173.12
NASDAQ Market Index—U.S.	100	165.38	99.74	79.17	54.73	81.83

ANNUAL REPORT

        The 2003 Annual Report to Stockholders has been mailed to stockholders concurrently with this Proxy Statement. The Annual Report is not incorporated into, and is not deemed to be a part of, this Proxy Statement.

        A copy of our Annual Report on Form 10-K as filed with the Securities and Exchange Commission, without exhibits, will be furnished without charge upon written request to the Investor Relations department at Quidel Corporation, 10165 McKellar Court, San Diego, California 92121. In addition, you may call (858) 646-8031, or e-mail at ir@quidel.com.

STOCKHOLDER PROPOSALS

        Our amended and restated bylaws require that a stockholder give timely written notice of any proposal or the nomination of a director to our Secretary. Such written notice must be given, either by personal delivery or United States mail, postage prepaid, to the Secretary, Quidel Corporation, 10165

McKellar Court, San Diego, California 92121. To be timely, a stockholder's notice must be delivered to, or mailed and received at, the address provided above, not less than 60 days nor more than 90 days prior to the scheduled annual meeting. However, if less than 60 days' notice or prior public disclosure of the date of the scheduled annual meeting is given or made, notice by the stockholder, to be timely, must be received not later than the close of business on the 10th day following the day on which the notice of the date of the scheduled Annual Meeting was mailed or the day on which the public disclosure was made.

        Any notice to the Secretary must include as to each matter the stockholder proposes to bring before the meeting: (a) a brief description of the business desired to be brought before the meeting and the reason for conducting the business at the Annual Meeting, (b) the stockholder's name and address, as they appear on our records, (c) the class and number of shares which the stockholder beneficially owns, (d) any material interest of the stockholder in the business requested to be brought before the meeting and (e) any other information that is required to be provided by the stockholder pursuant to Regulation 14A under the Securities Exchange Act of 1934 in his or her capacity as a proponent of the stockholder proposal.

        A stockholder's notice to the Secretary regarding a nomination for the election of directors must set forth: (a) as to each person whom the stockholder proposes to nominate for election or re-election as a director, (i) the person's name, age, business address and residence address, (ii) the person's principal occupation or employment, (iii) the class and number of shares of capital stock beneficially owned by the person, and (iv) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934; and (b) as to the stockholder giving the notice (i) the name and address of the stockholder, as they appear on our records, and (ii) the class and number of shares of stock that are beneficially owned by the stockholder on the date of the stockholder notice. If the Board of Directors so requests, any person nominated for election to the Board shall furnish to our Secretary the information required to be set forth in the notice of nomination pertaining to the nominee.

        Any eligible stockholder that desires to have a proposal considered for inclusion in our 2005 proxy solicitation materials, including director nominations, must cause their proposals to be received in writing by our Secretary at 10165 McKellar Court, San Diego, California 92121 no later than December 16, 2004. The Board of Directors will review new proposals from eligible stockholders if they are received in writing by December 16, 2004. Proposals must be submitted in accordance with our bylaws, as described above, and must comply with Securities and Exchange Commission regulations promulgated under Rule 14a-8 of the Exchange Act of 1934, as amended.

        Nothing in this section shall be deemed to require us to include in our proxy solicitation materials relating to any annual meeting any stockholder proposal or nomination that does not meet all of the requirements for inclusion established by the Securities and Exchange Commission.

OTHER BUSINESS

        We know of no other matters to be submitted at the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.

San Diego, California
April 15, 2004

Stockholders are urged to specify their choices on, date, sign and return the enclosed proxy card in the accompanying prepaid, return envelope. Prompt response is helpful and your cooperation greatly appreciated.

Appendix A

AMENDED AND RESTATED
QUIDEL CORPORATION
2001 EQUITY INCENTIVE PLAN
(as proposed to be amended)

ARTICLE I
PURPOSE OF PLAN

        The Company has adopted this Plan to promote the interests of the Company and its stockholders by using investment interests in the Company to attract, retain and motivate its management and other persons, to encourage and reward their contributions to the performance of the Company, and to align their interests with the interests of the Company's stockholders. Capitalized terms not otherwise defined herein have the meanings ascribed to them in Article IX.

ARTICLE II
EFFECTIVE DATE AND TERM OF PLAN

2.1 Term of Plan.

        This Plan became effective as of the Effective Date and will continue in effect until the earlier of (a) the Expiration Date, or (b) the date of any Plan termination pursuant to the provisions in Section 8.1, at which time this Plan will automatically terminate.

2.2 Effect on Awards.

        Awards may be granted only during the Plan Term, but each Award properly granted during the Plan Term will remain in effect after the Expiration Date until such Award has been exercised, terminated or expired in accordance with its terms and the terms of this Plan.

ARTICLE III
SHARES SUBJECT TO PLAN

3.1 Number of Shares.

        The maximum number of shares of Common Stock that may be issued pursuant to Awards under this Plan is 4,700,000, subject to adjustment as set forth in Section 3.4.

3.2 Source of Shares.

        The Common Stock to be issued under this Plan will be made available, at the discretion of the Administrator, either from authorized but unissued shares of Common Stock or from previously issued shares of Common Stock reacquired by the Company, including without limitation shares purchased on the open market.

3.3 Availability of Unused Shares.

        Shares of Common Stock subject to unexercised portions of any Award that expire, terminate or are canceled, and shares of Common Stock issued pursuant to an Award that are reacquired by the Company pursuant to this Plan or the terms of the Award under which such shares were issued, will again become available for the grant of further Awards under this Plan as part of the shares available under Section 3.1. However, if the exercise price of, or withholding taxes incurred in connection with, an Award is paid with shares of Common Stock, or if shares of Common Stock otherwise issuable pursuant to Awards are withheld by the Company in satisfaction of an exercise price or the withholding taxes incurred in connection with any exercise or vesting of an Award, then the number of shares of Common Stock available for issuance under the Plan will be reduced by the gross number of shares for which the Award is exercised or for which it vests, as applicable, and not by the net number of shares of Common Stock issued to the holder of such Award.

3.4 Adjustment Provisions.

        (a)   Adjustments. If the Company consummates any Reorganization in which holders of shares of Common Stock are entitled to receive in respect of such shares any additional shares or new or different shares or securities, cash or other consideration (including, without limitation, a different number of shares of Common Stock), or if the outstanding shares of Common Stock are increased, decreased or exchanged for a different number or kind of shares or other securities through merger, consolidation, sale or exchange of assets of the Company, reorganization, recapitalization, reclassification, combination, stock dividend, stock split, reverse stock split, spin-off, or similar transaction then, subject to Section 8.1, an appropriate and proportionate adjustment shall be made by the Administrator in its discretion in: (i) the maximum number and kind of shares subject to this Plan as provided in Section 3.1; (ii) the number and kind of shares or other securities subject to then outstanding Awards; (iii) the price for each share or other unit of any other securities subject to, or measurement criteria applicable to, then outstanding Awards; and/or (iv) the number and kind of shares or other securities to be issued as Non-Employee Director Options.

        (b)   No Fractional Interests. No fractional interests will be issued under the Plan resulting from any adjustments.

        (c)   Adjustments Related to Company Stock. To the extent any adjustments relate to stock or securities of the Company, such adjustments will be made by the Administrator, whose determination in that respect will be final, binding and conclusive.

        (d)   Right to Make Adjustment. The grant of an Award will not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

        (e)   Limitations. No adjustment to the terms of an Incentive Stock Option may be made unless such adjustment either: (i) would not cause the Option to lose its status as an Incentive Stock Option; or (ii) is agreed to in writing by the Administrator and the Recipient.

3.5 Reservation of Shares.

        The Company will at all times reserve and keep available shares of Common Stock equaling at least the total number of shares of Common Stock issuable pursuant to all outstanding Awards.

ARTICLE IV
ADMINISTRATION OF PLAN

4.1 Administrator.

        (a)   Plan Administration. Subject to the provisions of Section 4.1(b), this Plan will be administered by the Board and may also be administered by a Committee of the Board appointed pursuant to Section 4.1(b).

        (b)   Administration by Committee. The Board in its sole discretion may from time to time appoint a Committee of not less than two (2) Board members with authority to administer this Plan in whole or part and, subject to applicable law, to exercise any or all of the powers, authority and discretion of the Board under this Plan. As long as the Company has a class of equity securities registered under Section 12 of the Exchange Act, this Plan will be administered by a Committee of not less than two (2) Board members appointed by the Board in its sole discretion from time to time, each of whom is (i) a Non-Employee Director, and (ii) an "Outside Director" as defined in the regulations adopted under Section 162(m) of the IRC. The Board may from time to time increase or decrease (but not below two (2)) the number of members of the Committee, remove from membership on the Committee all or any portion of its members, and/or appoint such person or persons as it desires to fill any vacancy existing on the Committee, whether caused by removal, resignation or otherwise. Unless otherwise required by this Section 4.1(b), the Board may disband the Committee at any time.

4.2 Authority of Administrator.

        (a)   Authority to Interpret Plan. Subject to the express provisions of this Plan, the Administrator will have the power to implement, interpret and construe this Plan and any Awards and Award Documents or other documents defining the rights and obligations of the Company and Recipients hereunder and thereunder, to determine all questions arising hereunder and thereunder, and to adopt and amend such rules and regulations for the administration hereof and thereof as it may deem desirable. The interpretation and construction by the Administrator of any provisions of this Plan or of any Award or Award Document, and any action taken by, or inaction of, the Administrator relating to this Plan or any Award or Award Document, will be within the discretion of the Administrator and will be conclusive and binding upon all persons. Subject only to compliance with the express provisions hereof, the Administrator may act in its discretion in matters related to this Plan and any and all Awards and Award Documents.

        (b)   Authority to Grant Awards. Subject to the express provisions of this Plan, the Administrator may from time to time in its discretion select the Eligible Persons to whom, and the time or times at which, Awards will be granted or sold, the nature of each Award, the number of shares of Common Stock or the number of rights that make up or underlie each Award, the exercise price and period (if applicable) for the exercise of each Award, and such other terms and conditions applicable to each individual Award as the Administrator may determine. Any and all terms and conditions of Awards may be established by the Administrator without regard to existing Awards or other grants and without incurring any obligation of the Company in respect of subsequent Awards. The Administrator may grant at any time new Awards to an Eligible Person who has previously received Awards or other grants (including other stock options) regardless of the status of such other Awards or grants. The Administrator may grant Awards singly or in combination or in tandem with other Awards as it determines in its discretion.

        (c)   Procedures. Subject to the Company's charter or bylaws or any Board resolution conferring authority on the Committee, any action of the Administrator with respect to the administration of this Plan must be taken pursuant to a majority vote of the authorized number of members of the Administrator or by the unanimous written consent of its members; provided, however, that (i) if the Administrator is the Committee and consists of two (2) members, then actions of the Administrator must be unanimous, and (ii) actions taken by the Board will be valid if approved in accordance with applicable law.

4.3 No Liability.

        No member of the Board or the Committee or any designee thereof will be liable for any action or inaction with respect to this Plan or any Award or any transaction arising under this Plan or any Award except in circumstances constituting bad faith of such member.

4.4 Amendments.

        (a)   Plan Amendments. The Administrator may at any time and from time to time in its discretion, insofar as permitted by applicable law, rule or regulation and subject to Section 4.4(c), suspend or discontinue this Plan or revise or amend it in any respect whatsoever, and this Plan as so revised or amended will govern all Awards, including those granted before such revision or amendment. Without limiting the generality of the foregoing, the Administrator is authorized to amend this Plan to comply with or take advantage of amendments to applicable laws, rules or regulations, including the Securities Act, the Exchange Act, the IRC, or the rules of any exchange or market system upon which the Common Stock is listed or trades, or any rules or regulations promulgated thereunder. No stockholder approval of any amendment or revision will be required unless such approval is required by applicable law, rule or regulation.

        (b)   Award Amendments. The Administrator may at any time and from time to time in its discretion, but subject to Section 4.4(c) and compliance with applicable statutory or administrative requirements, accelerate or extend the vesting or exercise period of any Award as a whole or in part, and make such other modifications in the terms and conditions of an Award as it deems advisable, provided, however, that the Administrator may reduce the exercise price of a Stock Option (either by cancellation of such Stock Option and the granting of a new Stock Option at such modified exercise price or by amending the terms of the Stock Option to reflect such a modified exercise price) only with stockholder approval.

        (c)   Limitation. Except as otherwise provided in this Plan or in the applicable Award Document, no amendment, revision, suspension or termination of this Plan or an outstanding Award that would cause an Incentive Stock Option to cease to qualify as such or that would alter, impair or diminish in any material respect any rights or obligations under any Award theretofore granted under this Plan may be effected without the written consent of the Recipient to whom such Award was granted.

4.5 Other Compensation Plans.

        On the Effective Date of this Plan, the Company's 1998 Stock Incentive Plan and the Company's 1996 Non-Employee Directors Stock Option Plan, as amended, will be terminated, but the adoption of this Plan will not affect any other stock option, incentive or other compensation plans in effect from time to time for the Company, and this Plan will not preclude the Company from establishing any other forms of incentive or other compensation for employees, directors, advisors or consultants of the Company, whether or not approved by stockholders. Notwithstanding the fact that this Plan replaces the Company's 1998 Stock Incentive Plan and the Company's 1996 Non-Employee Directors Stock Option Plan, as amended, this Plan does not affect in any way any outstanding award grants made under such plans and awards granted under such plans will continue to be governed by the terms and conditions of such plans.

4.6 Plan Binding on Successors.

        This Plan will be binding upon the successors and assigns of the Company.

4.7 References to Successor Statutes, Regulations and Rules.

        Any reference in this Plan to a particular statute, regulation or rule will also refer to any successor provision of such statute, regulation or rule.

4.8 Invalid Provisions.

        In the event that any provision of this Plan is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability is not to be construed as rendering any other provisions contained herein invalid or unenforceable, and all such other provisions are to be given full force and effect to the same extent as though the invalid and unenforceable provision were not contained herein.

4.9 Governing Law.

        This Plan will be governed by and interpreted in accordance with the internal laws of the State of Delaware, without giving effect to the principles of the conflicts of laws thereof.

4.10 Interpretation.

        Headings herein are for convenience of reference only, do not constitute a part of this Plan, and will not affect the meaning or interpretation of this Plan. References herein to Sections or Articles are references to the referenced Section or Article hereof, unless otherwise specified.

ARTICLE V
GENERAL AWARD PROVISIONS

5.1 Participation in Plan.

        (a)   Eligibility to Receive Awards. A person is eligible to receive grants of Awards if, at the time of the grant of the Award, such person is an Eligible Person or has received an offer of employment from the Company, provided, however, that only Non-Employee Directors are eligible to receive Non-Employee Director Options, and provided further, that Awards granted to a person who has received an offer of employment will terminate and be forfeited without consideration if the employment offer is not accepted within such time as may be specified by the Company. Status as an Eligible Person will not be construed as a commitment that any Award will be granted under this Plan to an Eligible Person or to Eligible Persons generally.

        (b)   Eligibility to Receive Incentive Stock Options. Incentive Stock Options may be granted only to Eligible Persons meeting the employment requirements of Section 422 of the IRC.

        (c)   Awards to Foreign Nationals. Notwithstanding anything to the contrary herein, the Administrator may, in order to fulfill the purposes of this Plan, modify grants of Awards to Recipients who are foreign nationals or employed outside of the United States to recognize differences in applicable law, tax policy or local custom.

5.2 Award Documents.

        Each Award must be evidenced by an agreement duly executed on behalf of the Company and by the Recipient or, in the Administrator's discretion, a confirming memorandum issued by the Company to the Recipient, setting forth such terms and conditions applicable to the Award as the Administrator may in its discretion determine. Awards will not be deemed made or binding upon the Company, and Recipients will have no rights thereto, until such an agreement is entered into between the Company and the Recipient or such a memorandum is delivered by the Company to the Recipient, but an Award may have an effective date prior to the date of such an agreement or memorandum. Award Documents may be (but need not be) identical and must comply with and be subject to the terms and conditions of this Plan, a copy of which will be provided to each Recipient and incorporated by reference into each Award Document. Any Award Document may contain such other terms, provisions and conditions not inconsistent with this Plan as may be determined by the Administrator. In case of any conflict between this Plan and any Award Document, this Plan shall control.

5.3 Payment For Awards.

        (a)   Payment of Exercise Price. The exercise price or other payment for an Award is payable upon the exercise of a Stock Option or upon other purchase of shares pursuant to an Award granted hereunder by delivery of legal tender of the United States or payment of such other consideration as the Administrator may from time to time deem acceptable in any particular instance; provided, however, that the Administrator may, in the exercise of its discretion, allow exercise of an Award in a broker-assisted or similar transaction in which the exercise price is not received by the Company until promptly after exercise.

        (b)   Company Assistance. The Company may assist any person to whom an Award is granted (including, without limitation, any officer or director of the Company) in the payment of the purchase price or other amounts payable in connection with the receipt or exercise of that Award, by lending such amounts to such person on such terms and at such rates of interest and upon such security (if any) as may be consistent with applicable law and approved by the Administrator. In case of such a loan, the Administrator may require that the exercise be followed by a prompt sale of some or all of the underlying shares and that a portion of the sale proceeds be dedicated to full payment of the exercise price and amounts required pursuant to Section 5.10.

        (c)   Cashless Exercise. If permitted in any case by the Administrator in its discretion, the exercise price for Awards may be paid by capital stock of the Company delivered in transfer to the Company by or on behalf of the person exercising the Award and duly endorsed in blank or accompanied by stock powers duly endorsed in blank, with signatures guaranteed in accordance with the Exchange Act if required by the Administrator; or retained by the Company from the stock otherwise issuable upon exercise or surrender of vested and/or exercisable Awards or other equity awards previously granted to the Recipient and being exercised (if applicable) (in either case valued at Fair Market Value as of the exercise date); or such other consideration as the Administrator may from time to time in the exercise of its discretion deem acceptable in any particular instance.

        (d)   No Precedent. Recipients will have no rights to the assistance described in Section 5.3(b) or the exercise techniques described in Section 5.3(c), and the Company may offer or permit such assistance or techniques on an ad hoc basis to any Recipient without incurring any obligation to offer or permit such assistance or techniques on other occasions or to other Recipients.

5.4 No Employment Rights.

        Nothing contained in this Plan (or in Award Documents or in any other documents related to this Plan or to Awards) will confer upon any Eligible Person or Recipient any right to continue in the employ of or engagement by the Company or any Affiliated Entity or constitute any contract or agreement of employment or engagement, or interfere in any way with the right of the Company or any Affiliated Entity to reduce such person's compensation or other benefits or to terminate the employment or engagement of such Eligible Person or Recipient, with or without cause. Except as expressly provided in this Plan or in any statement evidencing the grant of an Award, the Company has the right to deal with each Recipient in the same manner as if this Plan and any such statement evidencing the grant of an Award did not exist, including, without limitation, with respect to all matters related to the hiring, discharge, compensation and conditions of the employment or engagement of the Recipient. Unless otherwise set forth in a written agreement binding upon the Company or an Affiliated Entity, all employees of the Company or an Affiliated Entity are "at will" employees whose employment may be terminated by the Company or the Affiliated Entity at any time for any reason or no reason, without payment or penalty of any kind. Any question(s) as to whether and when there has been a termination of a Recipient's employment or engagement, the reason (if any) for such termination, and/or the consequences thereof under the terms of this Plan or any statement evidencing the grant of an Award pursuant to this Plan will be determined by the Administrator and the Administrator's determination thereof will be final and binding.

5.5 Restrictions Under Applicable Laws and Regulations.

        (a)   Government Approvals. All Awards will be subject to the requirement that, if at any time the Company determines, in its discretion, that the listing, registration or qualification of the securities subject to Awards granted under this Plan upon any securities exchange or interdealer quotation system or under any federal, state or foreign law, or the consent or approval of any government or regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such an Award or the issuance, if any, or purchase of shares in connection therewith, such Award may not be exercised as a whole or in part unless and until such listing, registration, qualification, consent or approval has been effected or obtained free of any conditions not acceptable to the Company. During the term of this Plan, the Company will use its reasonable efforts to seek to obtain from the appropriate governmental and regulatory agencies any requisite qualifications, consents, approvals or authorizations in order to issue and sell such number of shares of its Common Stock as is sufficient to satisfy the requirements of this Plan. The inability of the Company to obtain any such qualifications, consents, approvals or authorizations will relieve the Company of any liability in respect of the nonissuance or sale of such stock as to which such qualifications, consents, approvals or authorizations pertain.

        (b)   No Registration Obligation; Recipient Representations. The Company will be under no obligation to register or qualify the issuance of Awards or underlying securities under the Securities Act or applicable state securities laws. Unless the issuance of Awards and underlying securities have been registered under the Securities Act and qualified or registered under applicable state securities laws, the Company shall be under no obligation to issue any Awards or underlying securities unless the Awards and underlying securities may be issued pursuant to applicable exemptions from such registration or qualification requirements. In connection with any such exempt issuance, the Administrator may require the Recipient to provide a written representation and undertaking to the Company, satisfactory in form and scope to the Company, that such Recipient is acquiring such Awards and underlying securities for such Recipient's own account as an investment and not with a view to, or for sale in connection with, the distribution of any such securities, and that such person will make no transfer of the same except in compliance with any rules and regulations in force at the time of such transfer under the Securities Act and other applicable law, and that if securities are issued without registration, a legend to this effect (together with any other legends deemed appropriate by the Administrator) may be endorsed upon the securities so issued, and to the effect of any additional representations that are appropriate in light of applicable securities laws and rules. The Company may also order its transfer agent to stop transfers of such shares. The Administrator may also require the Recipient to provide the Company such information and other documents as the Administrator may request in order to satisfy the Administrator as to the investment sophistication and experience of the Recipient and as to any other conditions for compliance with any such exemptions from registration or qualification.

5.6 Additional Conditions.

        Any Award may be subject to such provisions (whether or not applicable to any other Award or Recipient) as the Administrator deems appropriate, including without limitation provisions for the forfeiture of or restrictions on resale or other disposition of securities of the Company acquired under this Plan, provisions giving the Company the right to repurchase securities of the Company acquired under this Plan in the event the Recipient leaves the Company for any reason or elects to effect any disposition thereof, and provisions to comply with federal and state securities laws.

5.7 No Privileges re Stock Ownership or Specific Assets.

        Except as otherwise set forth herein, a Recipient or a permitted transferee of an Award will have no rights as a stockholder with respect to any shares issuable or issued in connection with the Award until the Recipient has delivered to the Company all amounts payable and performed all obligations required to be performed in connection with exercise of the Award and the Company has issued such shares. No person will have any right, title or interest in any fund or in any specific asset (including shares of capital stock) of the Company by reason of any Award granted hereunder. Neither this Plan (or any documents related hereto) nor any action taken pursuant hereto is to be construed to create a trust of any kind or a fiduciary relationship between the Company and any person. To the extent that any person acquires a right to receive an Award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company.

5.8 Nonassignability.

        No Award is assignable or transferable except: (a) by will or by the laws of descent and distribution; or (b) subject to the final sentence of this Section 5.8, upon dissolution of marriage pursuant to a qualified domestic relations order or, in the discretion of the Administrator on a case-by-case basis and under circumstances that would not adversely affect the interests of the Company, transfers for estate planning purposes or pursuant to a nominal transfer that does not result in a change in beneficial ownership. Subject to the final sentence of this Section 5.8, during the lifetime of a Recipient, an Award granted to such person will be exercisable only by the Recipient (or the Recipient's permitted transferee) or such person's guardian or legal representative. Notwithstanding the foregoing, Stock Options intended to be treated as Incentive Stock Options (or other Awards subject to transfer restrictions under the IRC) (i) may not be assigned or transferred in violation of Section 422(b)(5) of the IRC or the regulations thereunder, and nothing herein is intended to allow such assignment or transfer; and (ii) will be exercisable during a Recipient's lifetime only by the Recipient.

5.9 Information To Recipients.

        (a)   Provision of Information. The Administrator in its sole discretion may determine what, if any, financial and other information is to be provided to Recipients and when such financial and other information is to be provided after giving consideration to applicable federal and state laws, rules and regulations, including, without limitation, applicable federal and state securities laws, rules and regulations.

        (b)   Confidentiality. The furnishing of financial and other information that is confidential to the Company is subject to the Recipient's agreement to maintain the confidentiality of such financial and other information, and not to use the information for any purpose other than evaluating the Recipient's position under this Plan. The Administrator may impose other restrictions on the access to and use of such confidential information and may require a Recipient to acknowledge the Recipient's obligations under this Section 5.9(b) (which acknowledgment is not to be a condition to Recipient's obligations under this Section 5.9(b)).

5.10 Withholding Taxes.

        Whenever the granting, vesting or exercise of any Award, or the issuance of any Common Stock or other securities upon exercise of any Award or transfer thereof, gives rise to tax or tax withholding liabilities or obligations, the Administrator will have the right as a condition thereto to require the Recipient to remit to the Company an amount sufficient to satisfy any federal, state and local withholding tax requirements arising in connection therewith. The Administrator may, in the exercise of its discretion, allow satisfaction of tax withholding requirements by accepting delivery of stock of the

Company or by withholding a portion of the stock otherwise issuable in connection with an Award, in each case valued at Fair Market Value as of the date of such delivery or withholding, as the case may be.

5.11 Legends on Awards and Stock Certificates.

        Each Award Document and each certificate representing securities acquired upon vesting or exercise of an Award must be endorsed with all legends, if any, required by applicable federal and state securities and other laws to be placed on the Award Document and/or the certificate. The determination of which legends, if any, will be placed upon Award Documents or the certificates will be made by the Administrator in its discretion and such decision will be final and binding.

5.12 Effect of Termination of Employment on Awards.

        (a)   Termination of Vesting. Notwithstanding anything to the contrary herein, but subject to Section 5.12(b) Awards will be exercisable by a Recipient (or the Recipient's successor in interest) following such Recipient's termination of employment or service only to the extent that installments thereof had become exercisable on or prior to the date of such termination.

        (b)   Alteration of Vesting and Exercise Periods. Notwithstanding anything to the contrary herein, the Administrator may in its discretion (i) designate shorter or longer periods following a Recipient's termination of employment or service during which Awards may vest or be exercised; provided, however, that any shorter periods determined by the Administrator will be effective only if provided for in this Plan or the instrument that evidences the grant to the Recipient of the affected Award or if such shorter period is agreed to in writing by the Recipient, and (ii) accelerate the vesting of all or any portion of any Awards by increasing the number of shares purchasable at any time.

        (c)   Leave of Absence. In the case of any employee on an approved leave of absence, the Administrator may make such provision respecting continuance of Awards granted to such employee as the Administrator in its discretion deems appropriate, except that in no event will an Award be exercisable after the date such Award would expire in accordance with its terms had the Recipient remained continuously employed.

        (d)   General Cessation. Except as otherwise set forth in this Plan or an Award Document or as determined by the Administrator in its discretion, all Awards granted to a Recipient, and all of such Recipient's rights thereunder, will terminate upon termination for any reason of such Recipient's employment or service with the Company or any Affiliated Entity (or cessation of any other service relationship between the Recipient and the Company or any Affiliated Entity in place as of the date the Award was granted).

5.13 Lock-Up Agreements.

        Each Recipient agrees as a condition to receipt of an Award that, in connection with any public offering by the Company of its equity securities and upon the request of the Company and the principal underwriter (if any) in such public offering, any shares of Common Stock acquired or that may be acquired upon exercise or vesting of an Award may not be sold, offered for sale, encumbered, or otherwise disposed of or subjected to any transaction that will involve any sales of securities of the Company, without the prior written consent of the Company or such underwriter, as the case may be, for a period of not more than 365 days after the effective date of the registration statement for such public offering. Each Recipient will, if requested by the Company or the principal underwriter, enter into a separate agreement to the effect of this Section 5.13.

5.14 Restrictions on Common Stock and Other Securities.

        Common Stock or other securities of the Company issued or issuable in connection with any Award will be subject to all of the restrictions imposed under this Plan upon Common Stock issuable or issued upon exercise of Stock Options, except as otherwise determined by the Administrator.

5.15 Limits on Awards to Eligible Persons.

        Notwithstanding any other provision of this Plan, no one Eligible Person shall be granted Awards with respect to more than 1,800,000 shares of Common Stock in any one calendar year, provided, however, that this limitation shall not apply if it is not required in order for the compensation attributable to Awards hereunder to qualify as Performance-Based Compensation. The limitation set forth in this Section 5.15 will be subject to adjustment as provided in Section 3.4 or under Article VIII, but only to the extent such adjustment would not affect the status of compensation attributable to Awards as Performance-Based Compensation.

ARTICLE VI
AWARDS

6.1 Stock Options.

        (a)   Nature of Stock Options. Stock Options may be Incentive Stock Options or Nonqualified Stock Options.

        (b)   Option Exercise Price. The exercise price for each Stock Option will be determined by the Administrator as of the date such Stock Option is granted.

        (c)   Option Period and Vesting. Stock Options granted hereunder will vest and may be exercised as determined by the Administrator, except that exercise of Stock Options after termination of the Recipient's employment or service shall be subject to Section 5.12and Section 6.1(e) . Each Stock Option granted hereunder and all rights or obligations thereunder shall expire on such date as may be determined by the Administrator, but not later than ten (10) years after the date the Stock Option is granted and may be subject to earlier termination as provided herein or in the Award Document. Except as otherwise provided herein, a Stock Option will become exercisable, as a whole or in part, on the date or dates specified by the Administrator and thereafter will remain exercisable until the exercise, expiration or earlier termination of the Stock Option.

        (d)   Exercise of Stock Options. The exercise price for Stock Options will be paid as set forth in Section 5.3. No Stock Option will be exercisable except in respect of whole shares, and fractional share interests shall be disregarded. Not fewer than 100 shares of Common Stock (or such other amount as may be set forth in the applicable Award Document) may be purchased at one time and Stock Options must be exercised in multiples of 100 unless the number purchased is the total number of shares for which the Stock Option is exercisable at the time of exercise. A Stock Option will be deemed to be exercised when the Secretary or other designated official of the Company receives written notice of such exercise from the Recipient in the form of Exhibit A hereto or such other form as the Company may specify from time to time, together with payment of the exercise price in accordance with Section 5.3 and any amounts required under Section 5.10 or, with permission of the Administrator, arrangement for such payment. Notwithstanding any other provision of this Plan, the Administrator may impose, by rule and/or in Award Documents, such conditions upon the exercise of Stock Options (including, without limitation, conditions limiting the time of exercise to specified periods) as may be required to satisfy applicable regulatory requirements, including, without limitation, Rule 16b-3 and Rule 10b-5 under the Exchange Act, and any amounts required under Section 5.10, or any applicable section of or regulation under the IRC.

        (e)   Termination of Employment.

            (i)  Termination for Just Cause. Subject to Section 5.12 and except as otherwise provided in a written agreement between the Company or an Affiliated Entity and the Recipient, which may be entered into at any time before or after termination of employment or service, in the event of a Just Cause Dismissal of a Recipient all of the Recipient's unexercised Stock Options, whether or not vested, will expire and become unexercisable as of the date of such Just Cause Dismissal.

           (ii)  Termination Other Than for Just Cause. Subject to Section 5.12 and except as otherwise provided in a written agreement between the Company or an Affiliated Entity and the Recipient, which may be entered into at any time before or after termination of employment or service, if a Recipient's employment or service with the Company or any Affiliated Entity terminates for:

          (A)  any reason other than for Just Cause Dismissal, death, or Permanent Disability, the Recipient's Stock Options, whether or not vested, will expire and become unexercisable as of the earlier of: (1) the date such Stock Options would expire in accordance with their terms had the Recipient remained employed; and (2) 90 days after the date of termination of employment or service.

          (B)  death or Permanent Disability, the Recipient's unexercised Stock Options will, whether or not vested, expire and become unexercisable as of the earlier of: (1) the date such Stock Options would expire in accordance with their terms had the Recipient remained employed; and (2) one year after the date of termination of employment or service.

        (f)    Special Provisions Regarding Incentive Stock Options. Notwithstanding anything herein to the contrary,

            (i)  The exercise price and vesting period of any Stock Option intended to be treated as an Incentive Stock Option must comply with the provisions of Section 422 of the IRC and the regulations thereunder. As of the Effective Date, such provisions require, among other matters, that: (A) the exercise price must not be less than the Fair Market Value of the underlying stock as of the date the Incentive Stock Option is granted, and not less than 110% of the Fair Market Value as of such date in the case of a grant to a Significant Stockholder; and (B) that the Incentive Stock Option not be exercisable after the expiration of ten (10) years from the date of grant or the expiration of five (5) years from the date of grant in the case of an Incentive Stock Option granted to a Significant Stockholder.

           (ii)  The aggregate Fair Market Value (determined as of the respective date or dates of grant) of the Common Stock for which one or more Stock Options granted to any Recipient under this Plan (or any other option plan of the Company or of any Parent Corporation or Subsidiary Corporation) may for the first time become exercisable as Incentive Stock Options under the federal tax laws during any one calendar year may not exceed $100,000.

          (iii)  Any Stock Options granted as Incentive Stock Options pursuant to this Plan that for any reason fail or cease to qualify as such will be treated as Nonqualified Stock Options. If the limit described in Section 6.1(f)(ii) is exceeded, the earliest granted Stock Options will be treated as Incentive Stock Options, up to such limit.

        (g)   Non-Employee Director Options. Article VII will govern Non-Employee Director Options to the extent inconsistent with this Section 6.1.

6.2 Performance Awards.

        (a)   Grant of Performance Award. The Administrator will determine in its discretion the preestablished, objective performance goals (which need not be identical and may be established on an individual or group basis) governing Performance Awards, the terms thereof, and the form and time of payment of Performance Awards.

        (b)   Payment of Award. Upon satisfaction of the conditions applicable to a Performance Award, payment will be made to the Recipient in cash, in shares of Common Stock valued at Fair Market Value as of the date payment is due, or in a combination of Common Stock and cash, as the Administrator in its discretion may determine.

        (c)   Maximum Amount of Compensation. The maximum amount payable pursuant to that portion of a Performance Award granted for any calendar year to any Recipient that is intended to satisfy the requirements for Performance-Based Compensation shall not exceed $1,000,000.

6.3 Restricted Stock.

        (a)   Award of Restricted Stock. The Administrator will determine the Purchase Price (if any), the terms of payment of the Purchase Price, the restrictions upon the Restricted Stock, and when such restrictions will lapse.

        (b)   Requirements of Restricted Stock. All shares of Restricted Stock granted or sold pursuant to this Plan will be subject to the following conditions:

            (i)  No Transfer. The shares may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, alienated or encumbered until the restrictions are removed or expire;

           (ii)  Certificates. The Administrator may require that the certificates representing Restricted Stock granted or sold to a Recipient remain in the physical custody of an escrow holder or the Company until all restrictions are removed or expire;

          (iii)  Restrictive Legends. Each certificate representing Restricted Stock granted or sold to a Recipient pursuant to this Plan will bear such legend or legends making reference to the restrictions imposed upon such Restricted Stock as the Administrator in its discretion deems necessary or appropriate to enforce such restrictions; and

          (iv)  Other Restrictions. The Administrator may impose such other conditions on Restricted Stock as the Administrator may deem advisable, including, without limitation, restrictions under the Securities Act, under the Exchange Act, under the requirements of any stock exchange or interdealer quotation system upon which such Restricted Stock or other securities of the Company are then listed or traded and under any blue sky or other securities laws applicable to such shares.

        (c)   Lapse of Restrictions. The restrictions imposed upon Restricted Stock will lapse in accordance with such terms or other conditions as are determined by the Administrator.

        (d)   Rights of Recipient. Subject to the provisions of Section 6.3(b) and any restrictions imposed upon the Restricted Stock, the Recipient will have all rights of a stockholder with respect to the Restricted Stock granted or sold to such Recipient under this Plan, including, without limitation, the right to vote the shares and receive all dividends and other distributions paid or made with respect thereto.

        (e)   Termination of Employment. Unless the Administrator in its discretion determines otherwise, if a Recipient's employment or service with the Company or any Affiliated Entity terminates for any reason, all of the Recipient's Restricted Stock remaining subject to restrictions on the date of such termination of employment or service will be repurchased by the Company at the Purchase Price (if any) paid by the Recipient to the Company, without interest or premium, and otherwise returned to the Company without consideration.

6.4 Stock Appreciation Rights.

        (a)   Granting of Stock Appreciation Rights. The Administrator may at any time and from time to time approve the grant to Eligible Persons of Stock Appreciation Rights, related or unrelated to Stock Options.

        (b)   SARs Related to Options.

            (i)  A Stock Appreciation Right related to a Stock Option will entitle the holder of the related Stock Option, upon exercise of the Stock Appreciation Right, to surrender such Stock Option, or any portion thereof to the extent previously vested but unexercised, with respect to the number of shares as to which such Stock Appreciation Right is exercised, and to receive payment of an amount computed pursuant to Section 6.4(b)(iii). Such Stock Option will, to the extent surrendered, then cease to be exercisable.

           (ii)  A Stock Appreciation Right related to a Stock Option hereunder will be exercisable at such time or times, and only to the extent that, the related Stock Option is exercisable, and will not be transferable except to the extent that such related Stock Option may be transferable (and under the same conditions), will expire no later than the expiration of the related Stock Option, and may be exercised only when the market price of the Common Stock subject to the related Stock Option exceeds the exercise price of the Stock Option.

          (iii)  Upon the exercise of a Stock Appreciation Right related to a Stock Option, the Recipient will be entitled to receive payment of an amount determined by multiplying: (A) the difference obtained by subtracting the exercise price of a share of Common Stock specified in the related Stock Option from the Fair Market Value of a share of Common Stock on the date of exercise of such Stock Appreciation Right (or as of such other date or as of the occurrence of such event as may have been specified in the instrument evidencing the grant of the Stock Appreciation Right), by (B) the number of shares as to which such Stock Appreciation Right is exercised.

        (c)   SARs Unrelated to Options. The Administrator may grant Stock Appreciation Rights unrelated to Stock Options. Section 6.4(b)(iii) will govern the amount payable at exercise under such Stock Appreciation Right, except that in lieu of an option exercise price the initial base amount specified in the Award shall be used.

        (d)   Limits. Notwithstanding the foregoing, the Administrator, in its discretion, may place a dollar limitation on the maximum amount that will be payable upon the exercise of a Stock Appreciation Right.

        (e)   Payments. Payment of the amount determined under the foregoing provisions may be made solely in whole shares of Common Stock valued at their Fair Market Value on the date of exercise of the Stock Appreciation Right or, alternatively, at the discretion of the Administrator, in cash or in a combination of cash and shares of Common Stock as the Administrator deems advisable. The Administrator has full discretion to determine the form in which payment of a Stock Appreciation Right will be made and to consent to or disapprove the election of a Recipient to receive cash in full or partial settlement of a Stock Appreciation Right. If the Administrator decides to make full payment in shares of Common Stock, and the amount payable results in a fractional share, payment for the fractional share will be made in cash.

6.5 Stock Payments.

        The Administrator may approve Stock Payments to any Eligible Person on such terms and conditions as the Administrator may determine. Stock Payments will replace cash compensation at the Fair Market Value of the Common Stock on the date payment is due.

6.6 Dividend Equivalents.

        The Administrator may grant Dividend Equivalents to any Recipient who has received a Stock Option, SAR or other Award denominated in shares of Common Stock. Dividend Equivalents may be paid in cash, Common Stock or other Awards; the amount of Dividend Equivalents paid other than in cash will be determined by the Administrator by application of such formula as the Administrator may deem appropriate to translate the cash value of dividends paid to the alternative form of payment of the Dividend Equivalent. Dividend Equivalents will be computed as of each dividend record date and will be payable to recipients thereof at such time as the Administrator may determine. Notwithstanding the foregoing, if it is intended that an Award qualify as Performance-Based Compensation, and the amount of compensation the Recipient could receive under the Award is based solely on an increase in value of the underlying stock after the date of the grant or award, then the payment of any Dividend Equivalents related to the Award shall not be made contingent on the exercise of the Award.

6.7 Stock Bonuses.

        The Administrator may issue Stock Bonuses to Eligible Persons on such terms and conditions as the Administrator may determine.

6.8 Stock Sales.

        The Administrator may sell to Eligible Persons shares of Common Stock on such terms and conditions as the Administrator may determine.

6.9 Phantom Stock.

        The Administrator may grant Awards of Phantom Stock to Eligible Persons. Phantom Stock is a cash payment measured by the Fair Market Value of a specified number of shares of Common Stock on a specified date, or measured by the excess of such Fair Market Value over a specified minimum, which may but need not include a Dividend Equivalent.

6.10 Other Stock-Based Benefits.

        The Administrator is authorized to grant Other Stock-Based Benefits. Other Stock-Based Benefits are any arrangements granted under this Plan not otherwise described above that: (a) by their terms might involve the issuance or sale of Common Stock or other securities of the Company; or (b) involve a benefit that is measured, as a whole or in part, by the value, appreciation, dividend yield or other features attributable to a specified number of shares of Common Stock or other securities of the Company.

ARTICLE VII
NON-EMPLOYEE DIRECTOR OPTIONS

7.1 Grants of Stock Options.

        Immediately following each annual meeting of stockholders of the Company, each Non-Employee Director who has served as a director since his or her election or appointment and has been re-elected as a director at such annual meeting shall automatically receive an option to purchase up to 10,000 shares of the Company's Common Stock. Each Non-Employee Director who is appointed or elected other than at an annual meeting of stockholders of the Company (whether by replacing a director who retires, resigns or otherwise terminates his or her service as a director prior to the expiration of his or her term or otherwise) shall automatically receive an option to purchase shares of the Company's Common Stock as of the date of such appointment or election, consisting of a number of shares of

Company Common Stock determined by multiplying 10,000 by a fraction, the numerator of which is the number of days from the date of grant to the date of the next scheduled annual meeting of stockholders of the Company and the denominator of which is 365 (exclusive of fractional shares). The exercise price for all grants of options granted under this Section 7.1 shall be equal to the Fair Market Value of the Company's Common Stock on the date of grant, subject to: (a) vesting as set forth in Section 7.2 and (b) adjustment as set forth in this Plan.

7.2 Vesting.

        All grants of options granted under Section 7.1 shall vest and become exercisable 100% on the day prior to the date of the next annual meeting of stockholders following the grant date if the Recipient has remained a director for the entire period from the date of grant to such vesting date. Notwithstanding the foregoing, however, all grants of options granted under Section 7.1 that have not vested and become exercisable at the time the Recipient ceases to be a director shall terminate.

7.3 Exercise.

        Non-Employee Director Options will be exercisable, and the exercise price therefor shall be paid, in the same manner as provided herein for other Stock Options.

7.4 Term of Options and Effect of Termination.

        Notwithstanding any other provision of the Plan, no Non-Employee Director Option granted under the Plan shall be exercisable after the expiration of ten years from the effective date of its grant. In the event that the Recipient of any Non-Employee Director Options granted under the Plan shall cease to be a director of the Company, all grants of options granted under Section 7.1 of this Plan to such Recipient shall be exercisable, to the extent already exercisable at the date such Recipient ceases to be a director and regardless of the reason the Recipient ceases to be a director, for a period of 365 days after that date (or, if sooner, until the expiration of the option according to its terms), and shall then terminate. In the event of the death of a Recipient while such Recipient is a director of the Company or within the period after termination of such status during which he or she is permitted to exercise an option, such option may be exercised by any person or persons designated by the Recipient on a beneficiary designation form adopted by the Plan administrator for such purpose or, if there is no effective beneficiary designation form on file with the Company, by the executors or administrators of the Recipient's estate or by any person or persons who shall have acquired the option directly from the Recipient by his or her will or the applicable laws of descent and distribution.

7.5 Amendment; Suspension.

        The Administrator may at any time and from time to time in its discretion (a) change the number of shares or vesting periods associated with the Non-Employee Director Options, and (b) suspend and reactivate this Article VII.

ARTICLE VIII
CHANGE IN CONTROL

8.1 Provision for Awards Upon Change in Control.

        Unless otherwise set forth in an Award Document or in this Section 8.1, as of the effective time and date of any Change in Control, this Plan and any then outstanding Awards (whether or not vested) will automatically terminate unless: (a) provision is made in writing in connection with such transaction for the continuance of this Plan and for the assumption of such Awards, or for the substitution for such Awards of new awards covering the securities of a successor entity or an affiliate thereof, with appropriate adjustments as to the number and kind of securities and exercise prices or other measurement criteria, in which event this Plan and such outstanding Awards will continue or be replaced, as the case may be, in the manner and under the terms so provided; or (b) the Board otherwise provides in writing for such adjustments as it deems appropriate in the terms and conditions of the then-outstanding Awards (whether or not vested), including, without limitation, (i) accelerating the vesting of outstanding Awards, and/or (ii) providing for the cancellation of Awards and their automatic conversion into the right to receive the securities, cash or other consideration that a holder of the shares underlying such Awards would have been entitled to receive upon consummation of such Change in Control had such shares been issued and outstanding immediately prior to the effective date and time of the Change in Control (net of the appropriate option exercise prices). If, pursuant to the foregoing provisions of this Section 8.1, this Plan and the Awards terminate by reason of the occurrence of a Change in Control without provision for any of the action(s) described in clause (a) or (b) hereof, then subject to Section 5.12 and Section 6.1(e), any Recipient holding outstanding Awards will have the right, at such time prior to the consummation of the Change in Control as the Board designates, to exercise or receive the full benefit of the Recipient's Awards to the full extent not theretofore exercised, including any installments which have not yet become vested. Notwithstanding anything to the contrary in this Section 8.1, the vesting provisions of Section 7.2 or any other provision in the Plan, all Non-Employee Director Options granted under the Plan shall automatically vest and become exercisable immediately prior to any Change in Control if the optionee is a director of the Company at that time.

ARTICLE IX
DEFINITIONS

        Capitalized terms used in this Plan and not otherwise defined have the meanings set forth below:

        "Administrator" means the Board as long as no Committee has been appointed and is in effect and also means the Committee to the extent that the Board has delegated authority thereto.

        "Affiliated Entity" means any Parent Corporation of the Company or Subsidiary Corporation of the Company or any other entity controlling, controlled by, or under common control with the Company.

        "Applicable Dividend Period" means (i) the period between the date a Dividend Equivalent is granted and the date the related Stock Option, SAR, or other Award is exercised, terminates, or is converted to Common Stock, or (ii) such other time as the Administrator may specify in the written instrument evidencing the grant of the Dividend Equivalent.

        "Award" means any Stock Option, Performance Award, Restricted Stock, Stock Appreciation Right, Stock Payment, Stock Bonus, Stock Sale, Phantom Stock, Dividend Equivalent, or Other Stock-Based Benefit granted or sold to an Eligible Person under this Plan, or any similar award granted by the Company prior to the Effective Date and outstanding as of the Effective Date that is governed by this Plan.

        "Award Document" means the agreement or confirming memorandum setting forth the terms and conditions of an Award.

        "Board" means the Board of Directors of the Company.

        "Change in Control" means the following and shall be deemed to occur if any of the following events occurs:

            (i)  Any Person becomes the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of fifty percent (50%) or more of either the then outstanding shares of Common Stock or the combined voting power of the Company's then outstanding securities entitled to vote generally in the election of directors; or

           (ii)  Individuals who, as of the effective date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided, however, that any individual who becomes a director after the effective date hereof whose election, or nomination for election by the Company's stockholders, is approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered to be a member of the Incumbent Board unless that individual was nominated or elected by any person, entity or group (as defined above) having the power to exercise, through beneficial ownership, voting agreement and/or proxy, twenty percent (20%) or more of either the outstanding shares of Common Stock or the combined voting power of the Company's then outstanding voting securities entitled to vote generally in the election of directors, in which case that individual shall not be considered to be a member of the Incumbent Board unless such individual's election or nomination for election by the Company's stockholders is approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board; or

          (iii)  Consummation by the Company of the sale or other disposition by the Company of all or substantially all of the Company's assets or a Reorganization of the Company with any other person, corporation or other entity, other than

          (A)  a Reorganization that would result in the voting securities of the Company outstanding immediately prior thereto (or, in the case of a Reorganization that is preceded or accomplished by an acquisition or series of related acquisitions by any Person, by tender or exchange offer or otherwise, of voting securities representing 5% or more of the combined voting power of all securities of the Company, immediately prior to such acquisition or the first acquisition in such series of acquisitions) continuing to represent, either by remaining outstanding or by being converted into voting securities of another entity, more than 50% of the combined voting power of the voting securities of the Company or such other entity outstanding immediately after such Reorganization (or series of related transactions involving such a Reorganization), or

          (B)  a Reorganization effected to implement a recapitalization or reincorporation of the Company (or similar transaction) that does not result in a material change in beneficial ownership of the voting securities of the Company or its successor; or

          (iv)  Approval by the stockholders of the Company or an order by a court of competent jurisdiction of a plan of liquidation of the Company.

        "Committee" means any committee appointed by the Board to administer this Plan pursuant to Section 4.1.

        "Common Stock" means the common stock of the Company, $0.001 par value per share, as constituted on the Effective Date, and as thereafter adjusted under Section 3.4.

        "Company" means Quidel Corporation, a Delaware corporation.

        "Dividend Equivalent" means a right granted by the Company under Section 6.6 to a holder of a Stock Option, Stock Appreciation Right or other Award denominated in shares of Common Stock to receive from the Company during the Applicable Dividend Period payments equivalent to the amount of dividends payable to holders of the number of shares of Common Stock underlying such Stock Option, Stock Appreciation Right, or other Award.

        "Effective Date" means May 23, 2001, the date this Plan was approved and adopted by the Company's stockholders.

        "Eligible Person" includes directors, including Non-Employee Directors, officers, employees, consultants and advisors of the Company or of any Affiliated Entity; provided, however, that in order to be Eligible Persons, consultants and advisors must render bona fide services to the Company or any Affiliated Entity that are not in connection with capital-raising.

        "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        "Expiration Date" means the tenth (10th) anniversary of the Effective Date.

        "Fair Market Value" of a share of the Company's capital stock as of a particular date means: (i) if the stock is listed on an established stock exchange or exchanges (including for this purpose, the Nasdaq National Market), the closing sale price of the stock for such date on the primary exchange upon which the stock trades, as measured by volume, as published in The Wall Street Journal, or, if no sale price was quoted for such date, then as of the next preceding date on which such a sale price was quoted; or (ii) if the stock is not then listed on an exchange or the Nasdaq National Market, the average of the closing bid and asked prices per share for the stock in the over-the-counter market on such date (in the case of (i) or (ii), subject to adjustment as and if necessary and appropriate to set an exercise price not less than 100% of the fair market value of the stock on the date an Award is granted); or (iii) if the stock is not then listed on an exchange or quoted in the over-the-counter market, an amount determined in good faith by the Administrator, provided, however, that (A) when appropriate, the Administrator in determining Fair Market Value of capital stock of the Company may take into account such other factors as it may deem appropriate under the circumstances, and (B) if the stock is traded on the Nasdaq SmallCap Market and both sales prices and bid and asked prices are quoted or available, the Administrator may elect to determine Fair Market Value under either clause (i) or (ii) above. Notwithstanding the foregoing, the Fair Market Value of capital stock for purposes of grants of Incentive Stock Options must be determined in compliance with applicable provisions of the IRC. The Fair Market Value of rights or property other than capital stock of the Company means the fair market value thereof as determined by the Administrator on the basis of such factors as it may deem appropriate.

        "Incentive Stock Option" means a Stock Option that qualifies as an incentive stock option under Section 422 of the IRC.

        "IRC" means the Internal Revenue Code of 1986, as amended.

        "Just Cause Dismissal" means a termination of a Recipient's employment for any of the following reasons: (i) the Recipient violates any reasonable rule or regulation of the Board, the Company's President or Chief Executive Officer or the Recipient's superiors that results in damage to the Company or any Affiliated Entity or which, after written notice to do so, the Recipient fails to correct within a reasonable time not exceeding 15 days; (ii) any willful misconduct or gross negligence by the Recipient in the responsibilities assigned to the Recipient; (iii) any willful failure to perform the Recipient's job as required to meet the objectives of the Company or any Affiliated Entity; (iv) any wrongful conduct of a Recipient which has an adverse impact on the Company or any Affiliated Entity or which constitutes a misappropriation of assets of the Company or any Affiliated Entity; (v) the Recipient's performing services for any other person or entity that competes with the Company while the Recipient is employed by the Company without the written approval of the Chief Executive Officer of the Company; or (vi) any other conduct that the Administrator reasonably determines constitutes Just Cause for Dismissal; provided, however, that if a Recipient is party to an employment agreement with the Company or any Affiliated Entity providing for just cause dismissal (or some comparable concept) of Recipient from Recipient's employment with the Company or any Affiliated Entity, "Just Cause Dismissal" for purposes of this Plan will have the same meaning as ascribed thereto or to such comparable concept in such employment agreement.

        "Non-Employee Director" means a director of the Company who qualifies as a "Non-Employee Director" under Rule 16b-3 under the Exchange Act.

        "Non-Employee Director Option" means a right to purchase stock of the Company granted under Section 7.1 of this Plan.

        "Nonqualified Stock Option" means a Stock Option that is not an Incentive Stock Option.

        "Other Stock-Based Benefits" means an Award granted under Section 6.10.

        "Parent Corporation" means any Parent Corporation as defined in Section 424(e) of the IRC.

        "Performance Award" means an Award under Section 6.2, payable in cash, Common Stock or a combination thereof, that vests and becomes payable over a period of time upon attainment of preestablished, objective performance goals established in connection with the grant of the Award. For this purpose, a preestablished, objective performance goal may include one or more of the following performance criteria: (a) cash flow, (b) earnings per share (including earnings before interest, taxes, and amortization), (c) return on equity, (d) total Shareholder return, (e) return on capital, (f) return on assets or net assets, (g) income or net income, (h) operating income or net operating income, (i) operating margin, (j) return on operating revenue, and (k) any other similar performance criteria.

        "Performance-Based Compensation" means performance-based compensation as described in Section 162(m) of the IRC and the regulations issued thereunder. If the amount of compensation an Eligible Person will receive under any Award is not based solely on an increase in the value of Common Stock after the date of grant or award, the Administrator, in order to qualify an Award as performance-based compensation under Section 162(m) of the IRC, can condition the grant, award, vesting, or exercisability of such an Award on the attainment of a preestablished, objective performance goal including, but not limited to, those preestablished, objective performance goals described in the definition of Performance Award above.

        "Permanent Disability" means that the Recipient becomes physically or mentally incapacitated or disabled so that the Recipient is unable to perform substantially the same services as the Recipient performed prior to incurring such incapacity or disability (the Company, at its option and expense, being entitled to retain a physician to confirm the existence of such incapacity or disability, and the determination of such physician to be binding upon the Company and the Recipient), and such incapacity or disability continues for a period of three consecutive months or six months in any 12-month period or such other period(s) as may be determined by the Administrator with respect to any Award, provided, however, that for purposes of determining the period during which an Incentive Stock Option may be exercised pursuant to Section 6.1(e), Permanent Disability shall mean "permanent and total disability" as defined in Section 22(e) of the IRC.

        "Person" means any person, entity or group, within the meaning of Section 13(d) or 14(d) of the Exchange Act, but excluding (i) the Company and its subsidiaries, (ii) any employee stock ownership or other employee benefit plan maintained by the Company and (iii) an underwriter or underwriting syndicate that has acquired the Company's securities solely in connection with a public offering thereof.

        "Phantom Stock" means an Award granted under Section 6.9.

        "Plan" means this 2001 Equity Incentive Plan of the Company.

        "Plan Term" means the period during which this Plan remains in effect (commencing the Effective Date and ending on the Expiration Date).

        "Purchase Price" means the purchase price (if any) to be paid by a Recipient for Restricted Stock as determined by the Administrator (which price shall be at least equal to the minimum price required under applicable laws and regulations for the issuance of Common Stock which is nontransferable and subject to a substantial risk of forfeiture until specific conditions are met).

        "Recipient" means a person who has received an Award.

        "Reorganization" means any merger, consolidation or other reorganization.

        "Restricted Stock" means Common Stock that is the subject of an Award made under Section 6.3 and that is nontransferable and subject to a substantial risk of forfeiture until specific conditions are met, as set forth in this Plan and in any statement evidencing the grant of such Award.

        "Securities Act" means the Securities Act of 1933, as amended.

        "Significant Stockholder" is an individual who, at the time a Stock Option is granted to such individual under this Plan, owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Parent Corporation or Subsidiary Corporation (after application of the attribution rules set forth in Section 424(d) of the IRC).

        "Stock Appreciation Right" or "SAR" means a right granted under Section 6.4 to receive a payment that is measured with reference to the amount by which the Fair Market Value of a specified number of shares of Common Stock appreciates from a specified date, such as the date of grant of the SAR, to the date of exercise.

        "Stock Bonus" means an issuance or delivery of unrestricted or restricted shares of Common Stock under Section 6.7 as a bonus for services rendered or for any other valid consideration under applicable law.

        "Stock Payment" means a payment in shares of the Company's Common Stock under Section 6.5 to replace all or any portion of the compensation or other payment (other than base salary) that would otherwise become payable to the Recipient in cash.

        "Stock Option" means a right to purchase stock of the Company granted under Section 6.1 or Section 7.1 of this Plan.

        "Stock Sale" means a sale of Common Stock to an Eligible Person under Section 6.8.

        "Subsidiary Corporation" means any Subsidiary Corporation as defined in Section 424(f) of the IRC.

Appendix B

QUIDEL CORPORATION
AUDIT COMMITTEE CHARTER

1. Mission Statements

        1.1.  The primary purpose of the Audit Committee (the "Committee") is to oversee the Company's accounting and financial reporting processes and the audits of the Company's financial statements.

        1.2.  The Committee's purposes also include oversight responsibility relating to: (i) surveillance of internal accounting and financial controls; (ii) review of the independent auditors' qualifications and independence; (iii) performance of the Company's internal audit function; (iv) performance of the independent auditors; and (v) compliance with legal and regulatory requirements.

        1.3.  The Committee shall prepare the report required by the rules of the Securities and Exchange Commission (the "SEC") to be included in the Company's annual proxy statement.

2. Authority

        2.1.  The Committee has full authority and unrestricted access to the resources, information and personnel necessary to achieve its mission.

        2.2.  The Committee has the power to conduct or authorize investigations into any matters within its scope of responsibilities and to retain and determine funding for legal counsel, accountants, experts and other advisors as it determines appropriate to assist in the performance of its mission.

3. Membership

        3.1.  The Board of Directors shall appoint the members of the Committee, including its chairperson, and such members may be removed by the Board in its discretion.

        3.2.  The Committee shall be comprised of at least three Directors who are "independent" of management and the Company.

        For purposes hereof, "independent" shall mean a Director who: (i) meets the National Association of Securities Dealers, Inc. ("NASD") definition of independence; (ii) meets the criteria for independence set forth in Section 301 of the Sarbanes-Oxley Act of 2002 ("Sarbanes-Oxley") and the SEC rules implementing Section 301; and (iii) does not directly or indirectly own or control 10% or more of the Company's voting securities.

        3.3.  Each member of the Committee, at the time of his or her appointment to the Committee, shall be able to read and understand financial statements, including the Company's balance sheet, income statement and cash flow statement.

        3.4.  At least one member of the Committee shall meet the requirements of an "audit committee financial expert" as defined under Section 407 of Sarbanes-Oxley and the SEC rules implementing Section 407, or, if not, the Company shall disclose why not in its Annual Report on Form 10-K.

4. Duties and Responsibilities

        Among its specific duties and responsibilities, the Committee shall, consistent with, and subject to, applicable law and rules and regulations promulgated by the SEC, NASD or other regulatory authority:

        4.1.  Appoint, retain, determine funding for, and, when appropriate, terminate the independent auditors, whom shall report directly to the Committee. In its capacity as a committee of the Board, the

Committee shall be directly responsible for the appointment, compensation and oversight of the independent auditors, including the sole authority and responsibility to select, evaluate and if necessary replace the independent auditors.

        4.2.  Review and approve in advance all audit services to be provided by the independent auditors and establish policies and procedures with respect to permissible non-audit services to be provided by the independent auditors, which shall require pre-approval by the Committee for all such permissible non-audit services.

        4.3.  Periodically review, at least annually, the independence of the independent auditors. In this regard, the Committee shall: (i) review and discuss with the independent auditors the matters to be included in the written disclosures required by professional independence standards applicable to the independent auditors, including reviewing and discussing any relationship between the auditors and the Company or any other relationships that may adversely affect the independence of the auditors; (ii) consider whether the independent auditors' performance of permissible non-audit services is compatible with the auditors' independence; and (iii) present to the Board, the Committee's conclusions with respect to the independence of the auditors.

        4.4.  Review and discuss with the independent auditors: (i) the scope of their audit, the results of the annual audit examination and any accompanying management letters, and any difficulties they may have encountered in the course of their audit, including any restrictions on the scope of their activities or on access to requested information, and any significant disagreements with management; and (ii) any of their reports with respect to interim periods.

        4.5.  Periodically review and discuss, with the independent auditors, management and such others as the Committee deems appropriate, the adequacy and effectiveness of the Company's accounting procedures and internal controls, any significant deficiencies in internal controls and significant changes in such controls; and review and discuss with the principal internal auditor of the Company and such others as deemed appropriate, the scope and results of the Company's internal audit program.

        4.6.  Review and discuss with management and the independent auditors the Company's annual and quarterly financial statements, including: (i) an analysis of the independent auditors' judgment as to the quality of the Company's accounting principles; and (ii) the Company's disclosure under "Management's Discussion and Analysis of Financial Condition and Results of Operations," and (iii) the reasons for any variances of actual financial results from the annual budget as approved by the Board of Directors.

        4.7.  Review and discuss with management and the independent auditors the accounting policies which may be viewed as critical and any significant changes in the accounting policies of the Company and accounting and financial reporting rule changes that may have a significant impact on the Company's financial reports.

        4.8.  Review the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q before release to the SEC to assure that such information contained therein is consistent with the information contained in the Company's financial statements and is in compliance with statutory requirements. The Committee shall recommend to the Board whether the financial statements should be included in the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

        4.9.  Periodically review and discuss the adequacy of the Company's disclosure controls and procedures and management reports thereon.

        4.10. Review, set policy and evaluate the effectiveness of the Company's processes for assessing significant risk exposures and measures that management has taken to minimize such risks.

        4.11. Review and discuss generally the information to be disclosed and the presentation to be made in the Company's earnings and press releases involving financial condition or forecasts.

        4.12. Review and approve the Company's policy for the investment of cash assets.

        4.13. Review and discuss with management and the independent auditors (i) any material financial or non-financial arrangements of the Company which do not appear on the financial statements of the Company; and (ii) any transactions or course of dealings, with related parties which transactions are significant in size or involve terms or other aspects that differ from those that would likely be negotiated with independent third parties, and which arrangements or transactions are relevant to an understanding of the Company's financial statements.

        4.14. Review and pre-approve any related party transactions involving directors or executive officers.

        4.15. Review material, pending legal proceedings involving the Company and other contingent liabilities.

        4.16. Establish procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls and auditing matters, including procedures for confidential, anonymous submissions of complaints or concerns by employees regarding accounting and auditing matters.

        4.17. Establish policies and the parameters for hiring employees and former employees of the independent auditors.

        4.18. Evaluate annually the performance of the Committee and review this Charter recommending any changes to the Board, accordingly.

        4.19. Regularly report to the Board with respect to the Committee's meetings and activities.

        4.20. Periodically review the Company's Code of Business Conduct and Ethics.

        4.21. Perform such other functions as assigned by law, the Company's charter, bylaws and the Board.

5. Meetings

        5.1.  The Committee shall meet as often as may be deemed necessary or appropriate in its judgment, generally four times each year, either in person or telephonically.

        5.2.  The Committee shall periodically meet separately in executive session with each of the independent auditors and the Chief Financial Officer.

        5.3.  A majority of the members of the Committee shall constitute a quorum.

6. Outside Advisors

        6.1.  The Committee shall have the authority to retain and determine funding for such outside legal counsel, accountants, experts and other advisors as it determines appropriate to assist it in the full performance of its functions.

        6.2.  The Committee shall have sole authority to approve the fees and retention terms for its advisors.

QUIDEL CORPORATION

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 26, 2004

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned Stockholder of QUIDEL CORPORATION, a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement for the Annual Meeting to be held on Wednesday, May 26, 2004 at 10:30 a.m., at the Del Mar Marriott Hotel, 11966 El Camino Real, San Diego, California 92130, and hereby appoints S. Wayne Kay and Paul E. Landers, and each of them, proxies and attorneys-in-fact, each with full power of substitution and revocation, and each with all powers that the undersigned would possess if personally present, to vote QUIDEL CORPORATION Common Stock held by the undersigned at such meeting and any postponements or adjournments of such meeting, as set forth on the reverse, and in their discretion upon any other business that may properly come before the meeting.

IMPORTANT: SIGNATURE REQUIRED ON REVERSE SIDE

PLEASE DATE, SIGN AND MAIL YOUR
PROXY CARD BACK AS SOON AS POSSIBLE!

ANNUAL MEETING OF STOCKHOLDERS
QUIDEL CORPORATION

MAY 26, 2004

Please Detach and Mail in the Envelope Provided

☒
Please mark your votes as in this example.

1.
To elect six directors to serve for the ensuing year and until their successors are elected.

        If you wish to withhold authority to vote for any nominee, strike a line through that nominee's name. If no choice is indicated, the proxy will be voted FOR all nominees listed.

☐	FOR all nominees listed at right (except as indicated)	NOMINEES: Thomas A. Glaze Douglas S. Harrington, M.D. S. Wayne Kay
☐	WITHHOLD authority to vote for all nominees listed to right.	Mary Lake Polan, M.D., Ph.D., M.P.H. Mark A. Pulido Faye Wattleton
2.
To approve the amendment of the Quidel Corporation 2001 Equity Incentive Plan to increase the number of shares of common stock available for issuance by 2,000,000 shares.

  For ☐        Against ☐        Abstain ☐

3.
To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN THIS CARD

Signature(s):	Date:

NOTE: This Proxy should be dated, signed by the stockholder(s) exactly as his or her name(s) appear herein and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.

QuickLinks

VOTING
PROPOSAL 1 ELECTION OF DIRECTORS
PROPOSAL 2 AMENDMENT TO THE 2001 EQUITY INCENTIVE PLAN TO INCREASE AUTHORIZED SHARES
EQUITY COMPENSATION PLAN INFORMATION
BOARD OF DIRECTORS MEETINGS, COMMITTEES OF THE BOARD AND RELATED MATTERS
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
EXECUTIVE COMPENSATION
EMPLOYMENT AND CHANGE OF CONTROL ARRANGEMENTS
REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
INDEPENDENT AUDITORS
STOCKHOLDER RETURN PERFORMANCE GRAPH
ANNUAL REPORT
STOCKHOLDER PROPOSALS
OTHER BUSINESS
AMENDED AND RESTATED QUIDEL CORPORATION 2001 EQUITY INCENTIVE PLAN ( as proposed to be amended )
QUIDEL CORPORATION AUDIT COMMITTEE CHARTER
QUIDEL CORPORATION ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 26, 2004 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS